                                                        REGISTRATION NO. 2-95019

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ------------

                      POST-EFFECTIVE AMENDMENT No. 15

                                       To

                                    FORM S-6

                             REGISTRATION STATEMENT

                                     Under

                           THE SECURITIES ACT OF 1933

                                 ------------
                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO
                             (EXACT NAME OF TRUST)

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                                1 Madison Avenue
                            New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                 ------------

                            ALAN E. LAZARESCU, ESQ.

                              Vice-President
                   Metropolitan Tower Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                                 ------------

                                    Copy to:

                GARY O. COHEN, ESQ., and TOM LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

                               ----------------

It is proposed that the filing will become effective (check appropriate box)

                 [_] immediately upon filing pursuant to paragraph (b) of Rule
                 485

                 [X] on May 1, 1997 pursuant to paragraph (b) of Rule 485

                 [_] 60 days after filing pursuant to paragraph (a) of Rule
                 485

                 [_] on (date), pursuant to paragraph (a) of Rule 485

                                 ------------

  This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register interests in Metropolitan Tower Separate Account Two which funds variable universal life insurance policies.

  Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant's Rule 24f-2 Notice was filed with the Commission on February 27, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                             CROSS-REFERENCE TABLE

 ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
  1.......................  Cover Page
  2.......................  SUMMARY--Who is the Issuer of the Policies?
  3.......................  Inapplicable
  4.......................  SALES AND ADMINISTRATIVE SERVICES AGREEMENT; SUMMA-
                             RY--Who is the Issuer of the Policies?
  5, 6, 7.................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                             Separate Account; STATE REGULATION
  8.......................  FINANCIAL STATEMENTS
  9.......................  Inapplicable
 10(a)....................  OTHER POLICY PROVISIONS--Owner; Beneficiary; Collat-
                             eral Assignment
 10(b)....................  OTHER POLICY PROVISIONS--Dividends
 10(c), 10(d).............  DEFINITIONS--Valuation Date; SUMMARY--May the Policy
                             be Surrendered or the Cash Value Partially With-
                             drawn; Is There a "Free Look" Period?; POLICY BENE-
                             FITS--Benefit at Final Date; POLICY RIGHTS--Surren-
                             der and Withdrawal Privileges; Exchange Privilege;
                             PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of
                             Premiums and Cash Value, Cash Value
                             Transfers; THE FIXED ACCOUNT--Transfers, Withdraw-
                             als, Surrenders, and Policy Loans; OTHER POLICY
                             PROVISIONS--Payment and Deferment
 10(e)....................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                             tion and Reinstatement
 10(f)....................  VOTING RIGHTS
 10(g)(1)-(3), 10(h)(1)-
  (3).....................  RIGHTS RESERVED BY METROPOLITAN TOWER
 10(g)(4), 10(h)(4).......  Inapplicable
 10(i)....................  POLICY BENEFITS--Death Benefits; Death Benefit Op-
                             tions; Cash Value; Optional Income Plans; Optional
                             Income Benefits; PAYMENT AND ALLOCATION OF PREMI-
                             UMS--Issuance of a Policy; Premiums; Allocation of
                             Premiums and Cash Value
 11.......................  SUMMARY--What are Separate Account Two, the Fixed
                             Account and the Metropolitan Series Fund? SEPARATE
                             ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan
                             Series Fund
 12(a)....................  Cover Page
 12(b), 12(e).............  Inapplicable
 12(c), 12(d).............  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund

 ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
 13(a), 13(b), 13(c),       SUMMARY--What are Separate Account Two, the Fixed
  13(d)...................   Account and Metropolitan Series Fund? CHARGES AND
                             DEDUCTIONS; SEPARATE ACCOUNT AND METROPOLITAN SE-
                             RIES FUND--The Separate Account; POLICY BENEFITS--
                             Death Benefit Increases
 13(e)....................  SALES AND ADMINISTRATION SERVICES AGREEMENT
 13(f), 13(g).............  Inapplicable
 14.......................  PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a
                             Policy; SALES AND ADMINISTRATIVE SERVICES AGREEMENT
 15.......................  PAYMENT AND ALLOCATION OF PREMIUMS
 16.......................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund
 17(a), 17(b).............  Captions referenced under Items 10(c), 10(d), 10(e)
                             and 10(i) above
 17(c)....................  Inapplicable
 18(a), 18(c).............  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
 18(b), 18(d).............  Inapplicable
 19.......................  SALES AND ADMINISTRATIVE SERVICES AGREEMENT; VOTING
                             RIGHTS; REPORTS
 20(a), 20(b).............  RIGHTS RESERVED BY METROPOLITAN TOWER; SEPARATE AC-
                             COUNT AND METROPOLITAN SERIES FUND--The Separate
                             Account
 20(c), 20(d), 20(e),
  20(f)...................  Inapplicable
 21(a), 21(b).............  POLICY RIGHTS--Loan Privileges; OTHER POLICY PROVI-
                             SIONS--Payment and Deferment
 21(c), 22................  Inapplicable
 23.......................  MANAGEMENT
 24.......................  OTHER POLICY PROVISIONS
 25.......................  SUMMARY--Who is the Issuer of the Policies?
 26.......................  Inapplicable
 27.......................  SUMMARY--Who is the Issuer of the Policies?
 28.......................  MANAGEMENT
 29.......................  SUMMARY--Who is the Issuer of the Policies?
 30, 31, 32, 33, 34.......  Inapplicable
 35.......................  STATE REGULATION
 36, 37...................  Inapplicable
 38.......................  SALES AND ADMINISTRATIVE SERVICES AGREEMENT; DISTRI-
                             BUTION OF THE POLICIES

 ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
 39.......................  SUMMARY--Who is the Issuer of the Policies?; SALES
                             AND ADMINISTRATIVE SERVICES AGREEMENT
 40(a)....................  Inapplicable
 40(b)....................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund
 41(a)....................  SUMMARY--Who is the Issuer of the Policies?; SALES
                             AND ADMINISTRATIVE SERVICES AGREEMENT
 41(b), 41(c), 42, 43.....  Inapplicable
 44(a)....................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; POLICY BENEFITS--Cash Value
 44(b)....................  Inapplicable
 44(c)....................  CHARGES AND DEDUCTIONS--Monthly Deduction From Cash
                             Value
 45.......................  Inapplicable
 46.......................  Captions referenced under Item 44 above
 47.......................  Captions referenced under Items 10(c) and 16 above
 48, 49...................  Inapplicable
 50.......................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                             Separate Account
 51(a), 51(b).............  SUMMARY--Who is the Issuer of the Policies?; Cover
                             Page; POLICY BENEFITS--Optional Insurance Benefits;
                             POLICY RIGHTS--Exchange Privileges
 51(c), 51(d), 51(e)......  Captions referenced under Item 10(i) above
 51(f)....................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                             tion and Reinstatement
 51(g)....................  Captions referenced under Items 10(i) and 13 above
 51(h), 51(j).............  Inapplicable
 51(i)....................  DISTRIBUTION OF POLICIES
 52(a), 52(c).............  RIGHTS RESERVED BY METROPOLITAN TOWER
 52(b), 52(d).............  Inapplicable
 53(a)....................  FEDERAL TAX MATTERS
 53(b), 54 through 58.....  Inapplicable
 59.......................  FINANCIAL STATEMENTS

                                     UL II

                       FLEXIBLE PREMIUM MULTIFUNDED LIFE

                       .SUPPLEMENT TO THE PROSPECTUS FOR
                          FLEXIBLE PREMIUM MULTIFUNDED
                            LIFE INSURANCE POLICIES

                                   ISSUED BY
                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                 .ANNUAL REPORT

                            METROPOLITAN TOWER LIFE
                              SEPARATE ACCOUNT TWO

                               DECEMBER 31, 1996
                          .ANNUAL FINANCIAL STATEMENTS

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               DECEMBER 31, 1996
                                  .PROSPECTUS

                         METROPOLITAN SERIES FUND, INC.

                                 MARCH 3, 1997



                               [LOGO] MetLife(R)


                   Metropolitan Tower Life Insurance Company
                  MTI-SA-2-1 (5/97 EDITION) PRINTED IN U.S.A.
                          97041URO (EXP0598 ) MLIC-LD

                       SUPPLEMENT DATED MAY 1, 1997

                                       to

                       PROSPECTUS DATED MAY 1, 1992

     (As previously supplemented on May 1, 1994 and on April 30, 1993)

                                      for

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)

                                   Issued by

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

  This Supplement updates information contained in the Metropolitan Tower Separate Account Two Prospectus dated May 1, 1992, (the "Prospectus") and its supplements dated May 1, 1994 and April 30, 1993. Please call Metropolitan Tower Life Insurance Company ("Metropolitan Tower") at 800-638-5000 if you need another copy of the Prospectus, or either of the supplements.

  The individual flexible premium multifunded life insurance policies ("Policies") offered by the Prospectus are issued by Metropolitan Tower and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy. The Policies are no longer being sold by Metropolitan Tower.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Tower Separate Account Two ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Tower. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The available portfolios of the Fund are the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, MetLife

Money Market, MetLife Stock Index, GFM International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios.

THIS SUPPLEMENT IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010           Telephone 800-638-5000

  The names of the following seven portfolios of the Fund and the corresponding divisions of the Separate Account have been changed wherever they appear in the
Prospectus:

OLD PORTFOLIO AND
DIVISION NAME        NEW PORTFOLIO AND DIVISION NAME
-----------------    -------------------------------
Growth               State Street Research Growth
Income               State Street Research Income
Money Market         MetLife Money Market
Diversified          State Street Research Diversified
Aggressive Growth    State Street Research Aggressive Growth
Stock Index          MetLife Stock Index
International Stock  GFM International Stock

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Four new investment divisions that correspond to four new portfolios of the Fund have been added to the Separate Account. Policy owners may also allocate net premiums and cash value to these divisions. These divisions are the Loomis Sayles High Yield Bond Division, the T. Rowe Price Small Cap Growth Division, the Janus Mid Cap Division, and the Scudder Global Equity Division. The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of these new portfolios. These investment divisions and corresponding portfolios may not be available in all states. Consult a sales representative registered with Metropolitan Tower for additional information. A brief summary of the investment objectives of these new portfolios is set forth below:

  Loomis Sayles High Yield Bond Portfolio. This portfolio seeks high total investment return through a combination of current income and capital appreciation. The portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

  T. Rowe Price Small Cap Growth Portfolio. This portfolio seeks long-term capital growth by investing in small capitalization companies.

  Janus Mid Cap Portfolio. This portfolio is a non-diversified portfolio whose investment objective is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  Scudder Global Equity Portfolio. This portfolio seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries.

  Metropolitan Life Insurance Company ("Metropolitan Life") is the investment manager of each of the new portfolios of the Fund. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is the sub-investment manager of the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. is the sub-investment manager of the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life.

  It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the MetLife Money Market Portfolio and the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited ("GFM") will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event these changes take place, the name of the portfolios will be changed to the State Street Research Money Market Portfolio and the State Street Research International Stock Portfolio, respectively.

  The GFM International Stock Portfolio is now available in connection with Policies issued in all states. The Diversified Portfolio was substituted for the Equity Income Portfolio in 1994 and the Equity Income Division therefore is no longer available under any Policy.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund for providing investment management services to each portfolio. The following chart shows the fee and other Fund expenses for each portfolio.

    METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                  ASSETS)

                                                                OTHER
                                                              EXPENSES
                                                            AFTER EXPENSE
                                                 MANAGEMENT REIMBURSEMENT
                                                    FEES         (A)      TOTAL
                                                 ---------- ------------- -----
  MetLife Stock Index Portfolio.................    .25%        .05%      .30%
  State Street Research Income Portfolio(d).....    .33%        .07%      .40%
  MetLife Money Market Portfolio................    .25%        .18%      .43%
  State Street Research Diversified
   Portfolio(d).................................    .46%        .04%      .50%
  State Street Research Growth Portfolio(d).....    .51%        .04%      .55%
  State Street Research Aggressive Growth
   Portfolio(d).................................    .71%        .04%      .75%
  T. Rowe Price Small Cap Growth Portfolio(b)...    .55%        .20%      .75%
  Scudder Global Equity Portfolio(b)(c).........    .62%        .20%      .82%
  Loomis Sayles High Yield Bond Portfolio(b)....    .70%        .20%      .90%
  Janus Mid Cap Portfolio(b)....................    .75%        .20%      .95%
  GFM International Stock Portfolio(d)..........    .75%        .22%      .97%

 --------

 (a) Prior to May 16, 1993, Metropolitan Life paid all expenses of the then existing portfolios of the Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

 (b) The portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. Metropolitan Life has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond,
     T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. The marginal fee rate for the T. Rowe Price Small Cap Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such portfolio reaches certain threshold amounts.

 (c) Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent Metropolitan Life's waiver of its investment management fee, Metropolitan Life estimates that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.

 (d) Reflects 1996 fees and expenses, restated for proposed management fee revisions expected to take effect August 1, 1997.

  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Supplement, and the Fund's Statement of Additional Information referred to therein.

POLICY BENEFITS

DEATH BENEFIT OPTIONS

  Increases. The underwriting charge for specified face amount increases has been changed. The maximum guaranteed underwriting charge is $3 for each $1,000 of specified face amount increase. Currently the underwriting charge is a $100 for the first $100,000 of face increase (but no more than $3 per thousand), and $3 per thousand thereafter, to an overall maximum charge of $2,500.

  The information about or based on the actual investment performance of the portfolios is deleted from the captions "Rates of Return" and "Illustrations" in the Prospectus and the May 1, 1994 supplement.

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS

  The addition of the new portfolios and the revisions to the older portfolios' management fees that are expected to become effective August 1, 1997 would affect the total cash values and total death benefits shown under "Illustrations of Death Benefit, Cash Values, and Accumulated Premiums" in the Prospectus and the April 30, 1993 Prospectus Supplement. Using a simple average of the eleven available portfolios of the Fund, assuming the maximum management fees, contemplated by the August 1, 1997 adjustment, the daily charge to the Fund for investment management services would be increased to the equivalent of a maximum annual rate of .57% of the average daily value of the aggregate net assets of the Fund. The result is that the cash values would be less for both death benefit options A and B. In addition, if the minimum death benefit applies, the death benefit would be lower for death benefit options A and B. Also, the death benefit will be lower for death benefit option B, even if the minimum death benefit doesn't apply. Upon request, Metropolitan Tower will provide a free, personalized hypothetical illustration that reflects these changes in the investment management fees as they become effective.

                                    EXPERTS

  The financial statements included in this Supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

  The financial statements of Metropolitan Tower included in this Supplement should be considered only as bearing upon the ability of Metropolitan Tower to meet its obligations under the Policies.

                       INDEPENDENT AUDITORS' REPORT

To the Board of Directors

Metropolitan Tower Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, Aggressive Growth, Stock Index and International Stock Divisions of Metropolitan Tower Separate Account Two (the "Separate Account") as of December 31, 1996, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, Aggressive Growth, Stock Index and International Stock Divisions of Metropolitan Tower Separate Account Two as of December 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 1997

                  METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                   STATEMENTS OF ASSETS AND LIABILITIES

                             DECEMBER 31, 1996

                                                  MONEY                AGGRESSIVE   STOCK    INTERNATIONAL
                           GROWTH      INCOME     MARKET   DIVERSIFIED   GROWTH     INDEX        STOCK
                          DIVISION    DIVISION   DIVISION   DIVISION    DIVISION   DIVISION    DIVISION
                         ----------- ---------- ---------- ----------- ---------- ---------- -------------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
 Growth Portfolio
  (1,185,115 shares;
  cost $26,082,049)..... $36,157,867        --         --          --         --         --         --
 Income Portfolio
  (395,589 shares; cost
  $4,760,958)...........         --  $4,889,480        --          --         --         --         --
 Money Market Portfolio
  (135,628 shares; cost
  $1,446,568)...........         --         --  $1,415,385         --         --         --         --
 Diversified Portfolio
  (3,827,998 shares;
  cost $50,313,451).....         --         --         --  $63,812,728        --         --         --
 Aggressive Growth
  Portfolio
  (135,301 shares; cost
  $3,444,411)...........         --         --         --          --  $3,662,608        --         --
 Stock Index Portfolio
  (45,318 shares; cost
  $861,878).............         --         --         --          --         --  $1,007,408        --
 International Stock
  Portfolio
  (78,178 shares; cost
  $1,002,950)...........         --         --         --          --         --         --    $934,227
                         ----------- ---------- ---------- ----------- ---------- ----------   --------
 Total Investments......  36,157,867  4,889,480  1,415,385  63,812,728  3,662,608  1,007,408    934,227
Cash and Accounts
 Receivable.............      20,090      2,332          9      17,072      9,650      2,443      3,813
                         ----------- ---------- ---------- ----------- ---------- ----------   --------
 Total Assets...........  36,177,957  4,891,812  1,415,394  63,829,800  3,672,258  1,009,851    938,040
LIABILITIES.............      72,249     36,534     26,606     504,913     41,337      9,460      7,741
                         ----------- ---------- ---------- ----------- ---------- ----------   --------
NET ASSETS.............. $36,105,708 $4,855,278 $1,388,788 $63,324,887 $3,630,921 $1,000,391   $930,299
                         =========== ========== ========== =========== ========== ==========   ========

                    See Notes to Financial Statements.

                  METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                         STATEMENTS OF OPERATIONS

                                             FOR THE YEAR ENDED DECEMBER 31, 1996
                          -----------------------------------------------------------------------------
                                                 MONEY                AGGRESSIVE  STOCK   INTERNATIONAL
                            GROWTH    INCOME     MARKET   DIVERSIFIED   GROWTH    INDEX       STOCK
                           DIVISION  DIVISION   DIVISION   DIVISION    DIVISION  DIVISION   DIVISION
                          ---------- ---------  --------  ----------- ---------- -------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $3,437,586 $ 308,397  $69,320   $5,629,752   $ 97,108  $ 23,374   $  9,586
Expenses:
 Mortality and expense
  charges (Note 3)......     263,040    37,271   10,866      462,681     23,929     5,076      6,977
                          ---------- ---------  -------   ----------   --------  --------   --------
Net investment income...   3,174,546   271,126   58,454    5,167,071     73,179    18,298      2,609
                          ---------- ---------  -------   ----------   --------  --------   --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........     810,822    42,671   (5,156)   1,151,621     23,432    13,140     (5,525)
Change in unrealized
 appreciation
 (depreciation) of
 investments............   2,410,203  (180,569)   5,113    1,469,562     63,281   102,220    (20,777)
                          ---------- ---------  -------   ----------   --------  --------   --------
Net realized and
 unrealized gain (loss)
 on investments
 (Note 1B)..............   3,221,025  (137,898)     (43)   2,621,183     86,713   115,360    (26,302)
                          ---------- ---------  -------   ----------   --------  --------   --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $6,395,571 $ 133,228  $58,411   $7,788,254   $159,892  $133,658   $(23,693)
                          ========== =========  =======   ==========   ========  ========   ========

                    See Notes to Financial Statements.

                  METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                    STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------------------------
                              GROWTH DIVISION          INCOME DIVISION      MONEY MARKET DIVISION
                          ------------------------  ----------------------  ----------------------
                             1996         1995         1996        1995        1996        1995
                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income..  $ 3,174,546  $ 1,224,605  $  271,126  $  259,668  $   58,454  $   68,442
 Net realized gain
  (loss) from security
  transactions..........      810,822      466,080      42,671      27,736      (5,156)     (1,861)
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    2,410,203    5,594,419    (180,569)    496,215       5,113        (162)
                          -----------  -----------  ----------  ----------  ----------  ----------
 Net increase in net
  assets resulting from
  operations............    6,395,571    7,285,104     133,228     783,619      58,411      66,419
                          -----------  -----------  ----------  ----------  ----------  ----------
From capital
 transactions:
 Net premiums...........    3,669,558    3,871,700     596,692     650,096     174,311     192,856
 Redemptions............   (1,600,700)  (1,262,576)   (255,698)   (174,490)    (52,111)    (60,477)
 Net portfolio
  transfers.............      334,725       41,853    (157,607)      2,406     (70,001)      4,513
 Other net transfers....   (2,979,391)  (2,761,673)   (434,303)   (472,056)   (123,459)   (126,378)
                          -----------  -----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........     (575,808)    (110,696)   (250,916)      5,956     (71,260)     10,514
                          -----------  -----------  ----------  ----------  ----------  ----------
NET CHANGE IN NET
 ASSETS.................    5,819,763    7,174,408    (117,688)    789,575     (12,849)     76,933
NET ASSETS--BEGINNING OF
 YEAR...................   30,285,945   23,111,537   4,972,966   4,183,391   1,401,637   1,324,704
                          -----------  -----------  ----------  ----------  ----------  ----------
NET ASSETS--END OF
 YEAR...................  $36,105,708  $30,285,945  $4,855,278  $4,972,966  $1,388,788  $1,401,637
                          ===========  ===========  ==========  ==========  ==========  ==========

                    See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------
 DIVERSIFIED DIVISION     AGGRESSIVE GROWTH DIVISION    STOCK INDEX DIVISION    INTERNATIONAL STOCK DIVISION
------------------------  ----------------------------  ----------------------- ------------------------------
   1996         1995          1996           1995          1996        1995          1996            1995
-----------  -----------  -------------  -------------  -----------  ---------- --------------  --------------
 $5,167,071  $ 3,249,641         73,179  $     223,279  $    18,298  $   5,644  $        2,609  $        2,202
  1,151,621      869,809         23,432         16,219       13,140      3,150          (5,525)         (1,063)
  1,469,562    8,093,380         63,281        164,087      102,220     45,651         (20,777)          3,144
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
  7,788,254   12,212,830        159,892        403,585      133,658     54,445         (23,693)          4,283
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
  6,280,422    6,856,619        546,467        394,413       84,552     35,177         180,548         184,671
 (2,919,234)  (2,604,739)      (148,481)       (77,921)     (39,405)    (6,625)        (45,108)        (36,567)
   (505,718)    (566,501)       800,875        793,836      552,218    155,678           9,843          75,702
 (5,211,472)  (5,417,926)      (292,344)      (222,370)     (61,214)   (14,476)        (92,889)        (61,927)
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
 (2,356,002)  (1,732,547)       906,517        887,958      536,151    169,754          52,394         161,879
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
  5,432,252   10,480,283      1,066,409      1,291,543      669,809    224,199          28,701         166,162
 57,892,635   47,412,352      2,564,512      1,272,969      330,582    106,383         901,598         735,436
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
$63,324,887  $57,892,635  $   3,630,921  $   2,564,512  $ 1,000,391  $ 330,582  $      930,299  $      901,598
===========  ===========  =============  =============  ===========  =========  ==============  ==============

                  METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                       NOTES TO FINANCIAL STATEMENTS

                             DECEMBER 31, 1996

  Metropolitan Tower Separate Account Two (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Tower Life Insurance Company ("Metropolitan Tower Life"), a wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), on September 18, 1984 and registered as a unit investment trust on December 21, 1984. The assets of the Separate Account are the property of Metropolitan Tower Life.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

      Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1996 is included as Note 5. The methods used to value the Fund's investments at December 31, 1996 are described in Note 1A of the Fund's 1996 Annual Report.

  B. SECURITY TRANSACTIONS

      Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES

      The operations of the Separate Account will be reported on the federal income tax return of Metropolitan Tower Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Metropolitan Tower Life joins with Metropolitan Life and Metropolitan Life's includable affiliates in filing a consolidated federal income tax return. Metropolitan Tower Life is not currently charging any federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

      Metropolitan Tower Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account.

2. DIVIDENDS

  On April 25, 1996 and December 16, 1996, the Fund declared dividends for all shareholders of record on April 25, 1996 and December 26, 1996, respectively. The amount of dividends received by the Separate Account was $9,575,123. The dividends were paid to Metropolitan Tower Life on April 26, 1996 and December 27, 1996, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of these investments, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 111,561 shares, Income Portfolio 24,895 shares, Money Market Portfolio 6,646 shares, Diversified Portfolio 335,679 shares, International Stock Portfolio 773 shares, Stock Index Portfolio 1,037 shares, and Aggressive Growth Portfolio 3,571 shares.

3. EXPENSES

  Metropolitan Tower Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Tower Life. This charge is equivalent to an effective annual rate of .75% of the average daily value of the assets in the Separate Account which are attributable to the policies.

4. RELATED PARTY AGREEMENTS

  Metropolitan Life acts as the distributor and principal underwriter, as defined in the Investment Company Act of 1940, of the policies issued through the Separate Account. Metropolitan Life has entered into a sales agreement with Metropolitan Tower Life, whereby Registered Representatives of Metropolitan Life, authorized as variable life insurance agents under applicable state insurance laws, sell the policies. The Registered Representatives are compensated on a commission basis. Metropolitan Life has also entered into an agreement with Metropolitan Tower Life under which Metropolitan Life performs the administrative services related to the policies, including underwriting and issue, billing and collections, and policyowner service.

5. A SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND,
INC.

                             GROWTH                 INCOME             MONEY MARKET           DIVERSIFIED
                           PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                         -------------- -------  ------------ -------  ------------ -------  --------------
                             VALUE                  VALUE                 VALUE                  VALUE
                           (NOTE 1A)              (NOTE 1A)             (NOTE 1A)              (NOTE 1A)
COMMON STOCK
 Aerospace.............. $   14,697,375   (0.9%)                                             $    8,224,562   (0.6%)
 Automotive.............     38,188,750   (2.4%)                                                 21,290,925   (1.5%)
 Banking................    157,307,202   (9.8%)                                                 87,632,900   (6.0%)
 Broadcasting...........     19,728,750   (1.2%)                                                 11,025,000   (0.8%)
 Business Services......     31,078,650   (1.9%)                                                 17,361,575   (1.2%)
 Chemicals..............    105,060,638   (6.6%)                                                 58,547,387   (4.0%)
 Cosmetics..............     20,924,887   (1.3%)                                                 11,739,188   (0.8%)
 Drugs & Health Care....     65,432,344   (4.1%)                                                 36,554,638   (2.5%)
 Electrical Equipment...     39,896,063   (2.5%)                                                 22,197,437   (1.5%)
 Electronics............    147,966,575   (9.3%)                                                 82,595,572   (5.7%)
 Financial Services.....     34,196,000   (2.1%)                                                 19,078,600   (1.3%)
 Food & Beverages.......     55,678,225   (3.5%)                                                 31,081,563   (2.1%)
 Hospital Management....     26,943,900   (1.7%)                                                 15,140,663   (1.0%)
 Hospital Supply........     64,140,600   (4.0%)                                                 35,693,650   (2.5%)
 Hotel & Restaurant.....     34,541,887   (2.2%)                                                 19,286,312   (1.3%)
 Household Products.....     27,788,750   (1.7%)                                                 15,490,750   (1.1%)
 Insurance..............     58,992,362   (3.7%)                                                 32,934,038   (2.3%)
 Leisure................     37,965,054   (2.4%)                                                 21,750,587   (1.5%)
 Machinery..............     24,072,650   (1.5%)                                                 13,385,200   (0.9%)
 Metals-Aluminum........     45,886,900   (2.9%)                                                 25,661,113   (1.8%)
 Miscellaneous..........     17,727,000   (1.1%)                                                  9,861,000   (0.7%)
 Office & Business
  Equipment.............    104,763,338   (6.6%)                                                 58,437,513   (4.0%)
 Oil....................     27,677,510   (1.7%)                                                 15,646,986   (1.1%)
 Oil--Domestic..........      7,318,575   (0.5%)                                                  4,071,375   (0.3%)
 Oil--International.....     32,374,200   (2.0%)                                                 18,031,200   (1.2%)
 Oil--Services..........     46,821,401   (2.9%)                                                 26,157,263   (1.8%)
 Retail Grocery.........     23,040,750   (1.4%)                                                 13,019,606   (0.9%)
 Retail Trade...........     74,240,420   (4.7%)                                                 41,373,775   (2.9%)
 Software...............     19,964,200   (1.3%)                                                 11,203,265   (0.8%)
 Tobacco................     22,356,062   (1.4%)                                                 12,602,737   (0.9%)
 Transportation--
  Railroad..............      8,116,800   (0.5%)                                                  4,548,600   (0.3%)
 Transportation--
  Trucking..............              0   (0.0%)                                                          5   (0.0%)
 Utilities-Gas
  Distribution &
  Pipelines.............     33,212,237   (2.1%)                                                 18,517,850   (1.3%)
                         --------------                                                      --------------
 Total Common Stock.....  1,468,100,055  (91.9%)                                                820,142,835  (56.6%)
                         --------------                                                      --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Banking................                         $ 17,291,411   (4.5%)                       $   13,220,347   (0.9%)
 Collateralized Mortgage
  Obligations...........                            8,684,394   (2.3%)                            9,152,935   (0.6%)
 Financial Services.....                           36,834,715   (9.6%)                           60,619,051   (4.2%)
 Government Sponsored...                            5,656,770   (1.5%)                            6,496,680   (0.5%)
 Industrials............                           26,858,935   (7.0%)                           33,637,368   (2.3%)
 Miscellaneous..........                            6,288,068   (1.6%)                            8,335,834   (0.6%)
 Utilities--Electric....                            7,305,058   (1.9%)                            5,318,809   (0.4%)
 Utilities--
  Miscellaneous.........                                    0   (0.0%)                            2,838,920   (0.2%)
 Utilities--Telephone...                                    0   (0.0%)                            5,040,000   (0.3%)
                                                 ------------                                --------------
 Total Corporate Bonds..                          108,919,351  (28.4%)                          144,659,944  (10.0%)
                                                 ------------                                --------------
 Federal Agency
  Obligations...........                           19,701,551   (5.1%)                           30,641,236   (2.1%)
 Federal Treasury
  Obligations...........                          201,495,177  (52.6%)                          317,610,213  (21.9%)
 Foreign Obligations....                           14,393,603   (3.8%)                           20,255,361   (1.4%)
 Yankee Bonds...........                           15,352,261   (4.0%)                           21,020,607   (1.5%)
                                                 ------------                                --------------
 Total Bonds............                          359,861,943  (93.9%)                          534,187,361  (36.9%)
                                                 ------------                                --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper....... $  125,797,417   (7.9%) $ 17,393,000   (4.5%) $25,926,227   (62.3%) $   82,989,000   (5.7%)
 Corporate Note.........                                                 3,998,775    (9.6%)
 Federal Agency
  Obligations...........                                                11,675,628   (28.0%)
                         --------------          ------------          -----------           --------------
 Total Short-Term
  Obligations...........    125,797,417   (7.9%)   17,393,000   (4.5%)  41,600,630   (99.9%)     82,989,000   (5.7%)
                         --------------          ------------          -----------           --------------
TOTAL INVESTMENTS.......  1,593,897,472  (99.8%)  377,254,943  (98.4%)  41,600,630   (99.9%)  1,437,319,196  (99.2%)
 Other Assets Less
  Liabilities...........      3,831,003   (0.2%)    6,139,895   (1.6%)      36,001    (0.1%)     11,521,971   (0.8%)
                         --------------          ------------          -----------           --------------
NET ASSETS.............. $1,597,728,475 (100.0%) $383,394,838 (100.0%) $41,636,631  (100.0%) $1,448,841,167 (100.0%)
                         ==============          ============          ===========           ==============

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC.--(CONTINUED)

                                                          INTERNATIONAL
                                                              STOCK
                                                            PORTFOLIO
                                                          -------------
                                                              VALUE
                                                            (NOTE 1A)
COMMON STOCK
 Automotive.............................................. $ 12,042,055    (4.0%)
 Banking.................................................   28,537,013    (9.4%)
 Broadcasting............................................    1,583,340    (0.5%)
 Business Services.......................................    1,353,994    (0.5%)
 Chemicals...............................................   15,831,034    (5.2%)
 Construction Materials..................................    4,410,671    (1.5%)
 Consumer Non-Durables...................................    1,078,633    (0.4%)
 Drugs & Health Care.....................................   13,669,733    (4.5%)
 Electrical Equipment....................................    4,851,913    (1.6%)
 Electronics.............................................   33,670,645   (11.1%)
 Financial Services......................................   16,109,145    (5.3%)
 Food & Beverages........................................    4,475,477    (1.5%)
 Forest Products & Paper.................................    1,650,874    (0.6%)
 General Business........................................       81,167    (0.0%)
 Homebuilders............................................    2,312,664    (0.8%)
 Household Products......................................    1,626,631    (0.5%)
 Insurance...............................................   12,269,901    (4.0%)
 Investment Companies....................................    2,234,375    (0.7%)
 Leisure.................................................    2,828,608    (0.9%)
 Machinery...............................................    5,079,733    (1.7%)
 Metals--Gold............................................       59,942    (0.0%)
 Metals--Non-Ferrous.....................................    4,051,349    (1.3%)
 Metals--Steel & Iron....................................    6,796,496    (2.2%)
 Miscellaneous...........................................    5,656,864    (1.9%)
 Multi-Industry..........................................   14,979,104    (4.9%)
 Oil & Gas Exploration...................................    6,073,231    (2.0%)
 Oil--International......................................   15,038,125    (4.9%)
 Printing & Publishing...................................    3,890,524    (1.3%)
 Real Estate.............................................   15,753,267    (5.2%)
 Retail Trade............................................    8,007,127    (2.6%)
 Textiles & Apparel......................................    2,385,456    (0.8%)
 Toys & Amusements.......................................      976,600    (0.3%)
 Transportation..........................................    1,745,426    (0.6%)
 Utilities--Electric.....................................    4,565,840    (1.5%)
 Utilities--Gas Distribution & Pipelines.................    3,750,981    (1.2%)
 Utilities--Miscellaneous................................    3,130,194    (1.0%)
 Utilities--Telephone....................................    7,711,745    (2.5%)
                                                          ------------
 Total Common Stock......................................  270,269,877   (88.9%)
PREFERRED STOCK
 Retail Trade............................................      518,032    (0.2%)
                                                          ------------
 Total Equity Securities.................................  270,787,909   (89.1%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS.......   19,499,259    (6.4%)
                                                          ------------
TOTAL INVESTMENTS........................................  290,287,168   (95.5%)
 Other Assets Less Liabilities...........................   13,538,315    (4.5%)
                                                          ------------
NET ASSETS............................................... $303,825,483  (100.0%)
                                                          ============

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC.--(CONTINUED)

                                                             STOCK
                                                             INDEX
                                                           PORTFOLIO
                                                           ---------
                                                             VALUE
                                                           (NOTE 1A)
COMMON STOCK
 Aerospace.............................................. $   28,736,048   (2.6%)
 Automotive.............................................     28,701,626   (2.6%)
 Banking................................................     93,714,830   (8.4%)
 Broadcasting...........................................     11,450,367   (1.0%)
 Building & Construction................................      7,528,376   (0.7%)
 Business Services......................................     14,455,324   (1.3%)
 Chemicals..............................................     34,500,400   (3.1%)
 Containers & Glass.....................................      1,693,750   (0.2%)
 Cosmetics..............................................      3,360,350   (0.3%)
 Drugs & Health Care....................................     72,616,988   (6.5%)
 Electrical Equipment...................................     48,407,363   (4.3%)
 Electronics............................................     63,125,007   (5.6%)
 Financial Services.....................................     35,084,926   (3.1%)
 Food & Beverages.......................................     68,548,136   (6.1%)
 Forest Products & Paper................................     16,456,307   (1.5%)
 Hospital Management....................................     10,165,689   (0.9%)
 Hospital Supply........................................     30,587,031   (2.7%)
 Hotel & Restaurant.....................................     10,602,137   (0.9%)
 Household Appliances & Home Furnishings................      1,995,625   (0.2%)
 Household Products.....................................     34,569,100   (3.1%)
 Insurance..............................................     38,990,773   (3.5%)
 Leisure................................................      9,888,705   (0.9%)
 Liquor.................................................      2,526,500   (0.2%)
 Machinery..............................................     14,790,412   (1.3%)
 Metals--Aluminum.......................................      4,013,638   (0.4%)
 Metals--Gold...........................................      5,642,260   (0.5%)
 Metals--Non-Ferrous....................................      2,738,985   (0.2%)
 Metals--Steel & Iron...................................      1,839,738   (0.2%)
 Mining.................................................      2,180,087   (0.2%)
 Miscellaneous..........................................      3,178,900   (0.3%)
 Multi-Industry.........................................      9,577,826   (0.9%)
 Newspapers.............................................      6,143,637   (0.5%)
 Office & Business Equipment............................     48,538,755   (4.3%)
 Oil & Gas Exploration..................................      2,800,313   (0.2%)
 Oil--Domestic..........................................     21,819,438   (1.9%)
 Oil--International.....................................     65,066,563   (5.8%)
 Oil--Services..........................................     11,558,751   (1.0%)
 Photography............................................      5,953,875   (0.5%)
 Printing & Publishing..................................      3,554,968   (0.3%)
 Retail Grocery.........................................      5,887,863   (0.5%)
 Retail Trade...........................................     42,490,678   (3.8%)
 Software...............................................     30,829,784   (2.7%)
 Textiles & Apparel.....................................      6,880,088   (0.6%)
 Tires & Rubber.........................................      3,116,200   (0.3%)
 Tobacco................................................     21,138,225   (1.9%)
 Toys & Amusements......................................      2,450,273   (0.2%)
 Transportation--Airlines...............................      4,475,875   (0.4%)
 Transportation--Railroad...............................     11,508,961   (1.0%)
 Transportation--Trucking...............................      1,006,875   (0.1%)
 Utilities--Electric....................................     27,914,283   (2.5%)
 Utilities--Gas Distribution & Pipelines................     14,503,806   (1.3%)
 Utilities--Telephone...................................     72,606,227   (6.5%)
                                                         --------------
 Total Common Stock.....................................  1,121,912,642 (100.0%)
PREFERRED STOCK
 Hospital Supply........................................          1,774   (0.0%)
                                                         --------------
 Total Equity Securities................................  1,121,914,416 (100.0%)
TOTAL SHORT-TERM OBLIGATIONS--U.S. TREASURY BILLS.......      6,119,501   (0.5%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,128,033,917 (100.5%)
 Other Assets Less Liabilities..........................    (5,736,583)  (-0.5%)
                                                         --------------
NET ASSETS.............................................. $1,122,297,334 (100.0%)
                                                         ==============

                NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC.--(CONCLUDED)

                                                           AGGRESSIVE
                                                             GROWTH
                                                           PORTFOLIO
                                                           ----------
                                                             VALUE
                                                           (NOTE 1A)
COMMON STOCK
 Automotive............................................. $    8,300,475   (0.6%)
 Banking................................................     52,161,093   (4.0%)
 Broadcasting...........................................      1,911,644   (0.1%)
 Business Services......................................    111,731,275   (8.5%)
 Chemicals..............................................      8,035,150   (0.6%)
 Drugs & Health Care....................................     40,531,901   (3.1%)
 Electronics............................................    159,063,920  (12.0%)
 Finance................................................      1,903,687   (0.1%)
 Financial Services.....................................     36,782,250   (2.8%)
 Food & Beverages.......................................      8,800,137   (0.7%)
 Hospital Supply........................................     24,680,369   (1.9%)
 Hotel & Restaurant.....................................    147,865,328  (11.2%)
 Insurance..............................................     24,104,063   (1.8%)
 Leisure................................................     22,011,718   (1.7%)
 Machinery..............................................      5,305,125   (0.4%)
 Office & Business Equipment............................     46,756,744   (3.5%)
 Oil....................................................      1,795,219   (0.1%)
 Oil & Gas Exploration..................................     22,009,875   (1.7%)
 Oil--Services..........................................    115,561,562   (8.7%)
 Personal Care..........................................      2,647,288   (0.2%)
 Printing & Publishing..................................      7,947,212   (0.6%)
 Retail Trade...........................................    116,932,900   (8.9%)
 Software...............................................    110,257,289   (8.3%)
 Textiles & Apparel.....................................     38,388,025   (2.9%)
 Tobacco................................................      1,785,938   (0.1%)
 Transportation--Airlines...............................     19,139,375   (1.4%)
 Utilities--Miscellaneous...............................      7,936,000   (0.6%)
 Utilities--Telephone...................................     19,502,387   (1.5%)
                                                         --------------
 Total Common Stock.....................................  1,163,847,949  (88.0%)
PREFERRED STOCK
 Printing & Publishing..................................      3,590,300   (0.3%)
                                                         --------------
 Total Equity Securities................................  1,167,438,249  (88.3%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS......      2,312,500   (0.2%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER..........    142,773,021  (10.8%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,312,523,770  (99.3%)
 Other Assets Less Liabilities..........................      9,325,594   (0.7%)
                                                         --------------
NET ASSETS.............................................. $1,321,849,364 (100.0%)
                                                         ==============

                          Annual Financial Statements

                                       of

                   Metropolitan Tower Life Insurance Company

                             December 31, 1996

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Tower Life Insurance Company:

We have audited the accompanying balance sheets of Metropolitan Tower Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1996 and 1995 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 9 to the financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to life insurance subsidiaries of mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

DELOITTE & TOUCHE LLP

New York, New York
April 4, 1997

                                     MTL-1

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                   BALANCE SHEETS, DECEMBER 31, 1996 AND 1995
                                 (IN THOUSANDS)

                                                        NOTES   1996     1995
                                                        ----- -------- --------
ASSETS
Investments:
 Fixed Maturities:                                       2,8
  Available for Sale, at Estimated Fair Value..........       $ 52,322 $ 54,861
  Held to Maturity, at Amortized Cost..................            816      942
 Policy Loans..........................................    8    13,466   11,540
                                                              -------- --------
    Total Investments..................................         66,604   67,343
Cash and Cash Equivalents..............................  2,8    11,863    4,844
Deferred Policy Acquisition Costs......................         53,017   52,142
Accrued Investment Income..............................          1,288    1,216
Other Receivables......................................            133       58
Other Assets...........................................            351      312
Separate Account Assets................................        118,207  104,141
                                                              -------- --------
    Total Assets.......................................       $251,463 $230,056
                                                              ======== ========
LIABILITIES AND EQUITY
LIABILITIES
Policyholder Account Balances..........................       $ 37,169 $ 35,477
Future Policy Benefits.................................          1,358    1,273
Other Policyholder Liabilities.........................            721      978
Unearned revenues......................................         12,730   12,779
Federal Income Taxes Payable:                              4
 Current...............................................          3,625      565
 Deferred..............................................         12,660   13,135
Other Liabilities......................................            945    2,006
Separate Account Liabilities...........................        118,207  104,141
                                                              -------- --------
    Total Liabilities..................................        187,415  170,354
                                                              -------- --------
Contingencies (Note 7)
EQUITY
Common Stock...........................................          2,000    2,000
Paid in Capital........................................         52,500   52,500
Retained Earnings......................................          8,460    3,720
Net Unrealized Investment Gains........................    3     1,088    1,482
                                                              -------- --------
    Total Equity.......................................    9    64,048   59,702
                                                              -------- --------
    Total Liabilities and Equity.......................       $251,463 $230,056
                                                              ======== ========

                See accompanying notes to financial statements.

  The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                                     MTL-2

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                             STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                                 (IN THOUSANDS)

                                                 NOTES  1996    1995     1994
                                                 ----- ------- -------  -------
REVENUES
Universal Life and Investment-Type Product Pol-
 icy Fee Income................................        $12,787 $13,579  $14,406
Net Investment Income..........................     3    5,158   4,332    3,171
Investment Gains (Losses), Net.................     3       67    (120)    (578)
                                                       ------- -------  -------
Total Revenues.................................         18,012  17,791   16,999
                                                       ------- -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..........................          4,587   7,420    6,633
Interest Credited to Policyholder Account Bal-
 ances.........................................          1,660   1,684    1,343
Other Operating Costs and Expenses.............          4,409   5,350    7,899
                                                       ------- -------  -------
Total Benefits and Other Deductions............         10,656  14,454   15,875
                                                       ------- -------  -------
Earnings before Federal Income Taxes...........          7,356   3,337    1,124
Federal Income Taxes...........................     4    2,616   1,169      393
                                                       ------- -------  -------
Net Earnings...................................     9  $ 4,740 $ 2,168  $   731
                                                       ======= =======  =======

                See accompanying notes to financial statements.

                                     MTL-3

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                              STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994
                                 (IN THOUSANDS)

                                               NOTES  1996     1995     1994
                                               ----- -------  -------  -------
COMMON STOCK--BEGINNING AND END OF YEAR.......       $ 2,000  $ 2,000  $ 2,000
                                                     -------  -------  -------
PAID IN CAPITAL--BEGINNING AND END OF YEAR....        52,500   52,500   52,500
                                                     -------  -------  -------
RETAINED EARNINGS, BEGINNING OF YEAR..........         3,720    1,552      821
Net Earnings..................................         4,740    2,168      731
                                                     -------  -------  -------
RETAINED EARNINGS, END OF YEAR................         8,460    3,720    1,552
                                                     -------  -------  -------
NET UNREALIZED INVESTMENT GAINS (LOSSES), BE-
 GINNING OF YEAR..............................         1,482     (900)     --
Cumulative Effect of Accounting Change........    1      --       --      (900)
Change in Unrealized Investment (Losses)
 Gains........................................          (394)   2,382      --
                                                     -------  -------  -------
NET UNREALIZED INVESTMENT GAINS (LOSSES), END
 OF YEAR......................................         1,088    1,482     (900)
                                                     -------  -------  -------
TOTAL EQUITY, END OF YEAR.....................    9  $64,048  $59,702  $55,152
                                                     =======  =======  =======

                See accompanying notes to financial statements.

                                     MTL-4

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                                 (IN THOUSANDS)

                                                   1996      1995      1994
                                                 --------  --------  --------
NET EARNINGS.................................... $  4,740  $  2,168  $    731
Adjustments to Reconcile Net Earnings to Net
 Cash Provided (Used) by Operating Activities:
  Change in Deferred Policy Acquisition Costs,
   Net..........................................      125       270     2,211
  Change in Accrued Investment Income...........      (72)     (133)      (29)
  Change in Other Receivables...................      (75)        7       244
  Investment (Gains) Losses.....................      (67)      120       578
  Interest Credited to Policyholder Account
   Balances.....................................    1,660     1,684     1,343
  Universal Life and Investment-Type Product
   Policy Fee Income............................   (3,163)   (3,448)   (3,681)
  Change in Future Policy Benefits..............       85      (136)      769
  Change in Other Policyholder Liabilities......     (257)      595    (2,648)
  Change in Unearned Revenues...................      (49)      (89)     (572)
  Change in Federal Income Taxes Payable........    2,798    (1,556)     (102)
  Other, Net....................................   (1,353)      585      (207)
                                                 --------  --------  --------
NET CASH PROVIDED (USED) BY OPERATING
 ACTIVITIES.....................................    4,372        67    (1,363)
                                                 --------  --------  --------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of Fixed
   Maturities...................................    4,392    16,729    11,198
  Purchases of Fixed Maturities.................   (3,014)  (24,314)  (12,812)
  Net Change in Policy Loans....................   (1,926)   (1,611)   (1,568)
                                                 --------  --------  --------
NET CASH USED BY INVESTING ACTIVITIES...........     (548)   (9,196)   (3,182)
                                                 --------  --------  --------
Cash Flows from Financing Activities:
  Policyholder Account Balances
   Deposits.....................................   19,333    17,429    18,923
   Withdrawals..................................  (16,138)  (13,342)  (13,643)
                                                 --------  --------  --------
NET CASH PROVIDED BY FINANCING ACTIVITIES.......    3,195     4,087     5,280
                                                 --------  --------  --------
Change in Cash and Cash Equivalents.............    7,019    (5,042)      735
Cash and Cash Equivalents, Beginning of Year....    4,844     9,886     9,151
                                                 --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR.......... $ 11,863  $  4,844  $  9,886
                                                 ========  ========  ========
Supplemental Cash Flow Information:
  Income Taxes (Refunded) Paid.................. $   (180) $  2,725  $    497
                                                 ========  ========  ========

                See accompanying notes to financial statements.

                                     MTL-5

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Tower Life Insurance Company (the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is domiciled in Delaware and is chartered to sell life insurance and annuities. The Company's current business is individual variable life insurance.

 BASIS OF PRESENTATION

  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). State insurance departments generally recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under insurance laws.

  Prior to 1996, the Company, as a subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware ("Department") (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company and its life insurance subsidiaries. In 1996, the Company adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies and their life insurance subsidiaries to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of the Company for 1995 and 1994 have been retroactively restated to reflect the adoption of applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, has been reflected in equity at January 1, 1994 (see Note 9).

  As of December 31, 1994, the Company adopted SFAS No. 115 which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased equity at December 31, 1994, by $900,000, net of deferred income taxes and an adjustment of deferred policy acquisition costs.

 VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized investment gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs. Costs of fixed maturity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

                                     MTL-6

 RECOGNITION OF INCOME AND EXPENSES

  Premiums from universal life contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

  Deferred policy acquisition costs are amortized over 30 years for universal life contracts as a constant percentage of estimated gross profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross profits are revised.

  Changes in deferred policy acquisition costs are included in other operating costs and expenses in the accompanying statements of earnings. Acquisition costs of $116,000, $132,000 and $171,000 were capitalized in 1996, 1995 and
1994, respectively, and amortization of deferred acquisition costs was $241,000, $402,000 and $2,382,000 in 1996, 1995 and 1994, respectively.

 POLICYHOLDER ACCOUNT BALANCES

  Policyholder account balances for universal life contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

 UNEARNED REVENUES

  Unrearned revenues represent the unearned portion of front-end loads or initiation charges that are assessed in the first policy year. The unearned revenue is amortized over 30 years as a constant percentage of estimated gross profits based on historical and projected experience. The effects of revisions to estimated gross profits are adjusted by a charge or credit to the statement of earnings in the period when such estimates are revised.

 INCOME TAXES

  The Company joins with Metropolitan Life and its includable affiliates in filing a consolidated Federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

                                     MTL-7

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

 FIXED MATURITIES

  Amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturities, by category, as of December 31, 1996 and 1995, are shown below.

                         AVAILABLE FOR SALE SECURITIES
                                 (IN THOUSANDS)

                                                   GROSS UNREALIZED
                                         AMORTIZED ------------------ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
1996
Fixed Maturities--Bonds:
 U. S. Treasury securities and
  obligations of U. S. government
  corporations and agencies.............  $ 7,505  $     105 $   --   $ 7,610
 Corporate..............................   26,120        668      24   26,764
 Mortgage-backed securities.............   15,056        909      18   15,947
 Other..................................    1,968         33     --     2,001
                                          -------  --------- -------  -------
  Total Fixed Maturities................  $50,649  $   1,715 $    42  $52,322
                                          =======  ========= =======  =======
1995
Fixed Maturities--Bonds:
 U. S. Treasury securities and
  obligations of U. S. government
  corporations and agencies.............  $ 8,314  $     264 $     2  $ 8,576
 Corporate..............................   26,182      1,433      24   27,591
 Mortgage-backed securities.............   15,138      1,480      10   16,608
 Other..................................    1,947        139     --     2,086
                                          -------  --------- -------  -------
  Total Fixed Maturities................  $51,581  $   3,316 $    36  $54,861
                                          =======  ========= =======  =======

                                     MTL-8

                          HELD TO MATURITY SECURITIES
                                 (IN THOUSANDS)

                                                    GROSS UNREALIZED
                                          AMORTIZED ----------------- ESTIMATED
                                            COST      GAIN     LOSS   FAIR VALUE
                                          --------- -------- -------- ----------
1996
Fixed Maturities--Corporate Bonds:.......   $816    $     39 $    --    $  855
                                            ====    ======== ========   ======
1995
Fixed Maturities--Corporate Bonds:.......   $942    $    124 $    --    $1,066
                                            ====    ======== ========   ======

  Bonds classified as held to maturity at December 31, 1996 are due within five to ten years.

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
                                                               (IN THOUSANDS)
   Due in one year or less.................................  $11,993   $11,983
   Due after one year through five years...................   11,366    11,555
   Due after five years through 10 years...................   11,236    11,774
   Due after 10 years......................................      998     1,063
                                                             -------   -------
     Subtotal..............................................   35,593    36,375
   Mortgage-backed securities..............................   15,056    15,947
                                                             -------   -------
     Total.................................................  $50,649   $52,322
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties

 CASH AND CASH EQUIVALENTS

  As of December 31, 1996 and 1995, the Company had $11.7 million and $4.8 million, respectively, invested in Metropolitan Money Market Pool (the "pool"). The pool is a New York general partnership consisting of the Company and other wholly-owned subsidiaries of Metropolitan Life. The pool was formed as a private pass-through investment vehicle to enable the partners to invest, on a pooled basis, in U.S. Treasury securities and high quality corporate money market instruments. Although for economic and administrative convenience the pooled securities are held in the name of the pool, each member's investment represents that company's pro rata undivided ownership interest in each of the pooled securities.

 ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $2,898,850 and $3,026,500, respectively.

                                     MTL-9

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The sources of investment income are as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
                                                            (IN THOUSANDS)
   Fixed maturities..................................... $3,857  $3,230  $2,148
   Policy loans.........................................    968     798     688
   Cash and cash equivalents............................    406     418     412
                                                         ------  ------  ------
   Gross investment income..............................  5,231   4,446   3,248
   Investment expenses..................................    (73)   (114)    (77)
                                                         ------  ------  ------
   Investment income, net............................... $5,158  $4,332  $3,171
                                                         ======  ======  ======

  Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $2,072,940, $16,081,578 and $10,304,667, respectively.
During 1996, 1995 and 1994, respectively, gross gains (losses) of $67,381, $(120,459) and $(578,323) were realized on those sales.

  Proceeds from the sales of bonds classified as held to maturity during 1996 were $124,998 and no gains or losses were incurred on such sales. Such sales were due to prepayment and callable features on privately placed bonds. There were no sales of held to maturity bonds in 1995 or 1994.

  The unrealized investment gains (losses), which are included in the balance sheets and statements of equity as a component of equity, and the changes for the corresponding years are summarized as follows:

                                                      1996     1995     1994
                                                     -------  -------  -------
                                                         (IN THOUSANDS)
Balance, end of year, comprised of:
  Unrealized investment gains (losses) on fixed ma-
   turities......................................... $ 1,673  $ 3,280  $(1,200)
Amounts of unrealized investment gains (losses) at-
 tributable to:
  Deferred policy acquisition cost allowances.......     --    (1,000)    (183)
  Deferred income tax (expense) benefit.............    (585)    (798)     483
                                                     -------  -------  -------
Balance, end of year................................ $ 1,088  $ 1,482  $  (900)
                                                     =======  =======  =======
Balance, beginning of year.......................... $ 1,482  $  (900) $   --
  Change in unrealized investment gains (losses)....  (1,607)   4,480      --
  Unrealized loss at date of adoption of SFAS No.
   115..............................................     --       --    (1,200)
  Change in unrealized investment gains (losses) at-
   tributable to:
    Deferred policy acquisition cost allowances.....   1,000     (817)    (183)
    Deferred income tax benefit (expense)...........     213   (1,281)     483
                                                     -------  -------  -------
Balance, end of year................................ $ 1,088  $ 1,482  $  (900)
                                                     =======  =======  =======

4. FEDERAL INCOME TAXES

  Federal income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code").

  The Company joins with Metropolitan Life and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under this agreement the Federal income tax provision is computed on a separate return basis and members receive reimbursement to the extent their losses and other credits result in a reduction of the consolidated tax liability.

                                     MTL-10

  The Company uses the liability method of accounting for Federal income taxes. Deferred Federal income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

  A summary of Federal income tax expense (benefit) in the statements of earnings is shown below.

                                                          1996    1995    1994
                                                         ------  ------  ------
                                                            (IN THOUSANDS)
   Current.............................................. $2,880  $1,434  $1,287
   Deferred.............................................   (264)   (265)   (894)
                                                         ------  ------  ------
     Total.............................................. $2,616  $1,169  $  393
                                                         ======  ======  ======

  The provision for Federal income taxes approximates amounts computed by multiplying income before Federal income taxes by the statutory rate of 35 percent.

  The deferred income tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net Federal deferred income tax asset or liability are as follows:

                                                              DECEMBER 31,
                                                            ------------------
                                                              1996      1995
                                                            --------  --------
                                                             (IN THOUSANDS)
   Deferred income tax assets:
     Policyholder liabilities.............................. $  4,075  $  4,082
     Other.................................................      211       --
                                                            --------  --------
       Total assets........................................    4,286     4,082
                                                            --------  --------
   Deferred income tax liabilities:
     Investments...........................................       18         2
     Deferred policy acquisition costs.....................   16,343    16,417
     Net unrealized investment gains.......................      585       798
                                                            --------  --------
       Total liabilities...................................   16,946    17,217
                                                            --------  --------
   Net deferred Federal income tax liability............... $(12,660) $(13,135)
                                                            ========  ========

  The sources of the deferred Federal income taxes and their tax effects are as follows:

                                                         1996   1995    1994
                                                         -----  -----  -------
                                                           (IN THOUSANDS)
   Policyholder liabilities............................. $   7  $  71  $   288
   Investments..........................................    16     (1)     --
   Deferred policy acquisition costs....................   (75)  (335)  (1,182)
   Other, net...........................................  (212)   --       --
                                                         -----  -----  -------
     Total.............................................. $(264) $(265) $  (894)
                                                         =====  =====  =======

5. RELATED PARTIES

  Metropolitan Life employees provide management, administrative, investment and policyholder service functions for the Company. Metropolitan Life establishes guidelines for reasonable determination of costs of services provided, based on time spent or use of services, and charges its subsidiaries for services rendered. The charges for such services to the Company were $3,592,488, $4,156,135 and $3,927,443 million during 1996, 1995 and 1994, respectively.

                                     MTL-11

6. DIVIDEND RESTRICTIONS

  Under Delaware Insurance Law, the maximum amount of distributions which can be made to the Company's parent in any given year, without prior approval by the Insurance Commissioner, is equal to the greater of 10 percent of the Company's surplus as of the last calendar year, or the net gain from operations for the last calendar year. The Company did not pay dividends in 1996, 1995 and 1994.

7. CONTINGENCIES

  It is the opinion of management that any litigation, claims or assessments against the Company that have arisen in the course of the Company's business, in addition to those that might otherwise be provided for in the financial statements, are not likely to have a material adverse effect on the Company's financial position or the results of its operations.

8. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             CARRYING ESTIMATED
   DECEMBER 31, 1996:                                         VALUE   FAIR VALUE
   ------------------                                        -------- ----------
                                                               (IN THOUSANDS)
   Assets
     Fixed maturities....................................... $53,138    53,177
     Policy loans...........................................  13,466    16,269
     Cash and cash equivalents..............................  11,863    11,863
   DECEMBER 31, 1995:
   ------------------
   Assets
     Fixed maturities....................................... $55,803   $55,927
     Policy loans...........................................  11,540    11,540
     Cash and cash equivalents..............................   4,844     4,844

  For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 98 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents, the carrying amount is a reasonable estimate of fair value.

                                     MTL-12

9. STATUTORY FINANCIAL INFORMATION

  The Interpretation and Standard referred to in Note 1 required mutual life insurance companies and their life insurance subsidiaries to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard is as follows (in thousands):

   DECEMBER 31, 1993, statutory capital and surplus................... $ 24,469
     Future policy benefits and policyholder account balances.........    1,887
     Unearned revenue.................................................  (13,440)
     Deferred policy acquisition costs................................   55,623
     Statutory asset valuation reserve................................      208
     Deferred Federal income taxes....................................  (13,496)
     Other............................................................       70
                                                                       --------
   January 1, 1994, equity............................................ $ 55,321
                                                                       ========

  The following reconciles net change in statutory capital and surplus and statutory capital and surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                      YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                       1996     1995     1994
                                                      -------  -------  -------
                                                          (IN THOUSANDS)
   Net change in statutory capital and surplus......  $ 4,341  $ 2,147  $ 1,775
    Future policy benefits and policyholders account
     balances.......................................      183      (27)     316
    Deferred policy acquisition costs...............     (125)    (270)  (2,211)
    Deferred Federal income taxes...................      264      265      894
    Statutory asset valuation reserves..............       57       58       24
    Other, net......................................       20       (5)     (67)
                                                      -------  -------  -------
   Net Earnings.....................................  $ 4,740  $ 2,168  $   731
                                                      =======  =======  =======

                                                              DECEMBER 31,
                                                            ------------------
                                                              1996      1995
                                                            --------  --------
                                                             (IN THOUSANDS)
   Statutory capital and surplus                            $ 32,733  $ 28,392
    Future policy benefits and policyholders account bal-
     ances.................................................    2,082     1,512
    Unearned revenue.......................................  (12,730)  (12,779)
    Deferred policy acquisition costs......................   53,017    52,142
    Deferred Federal income taxes..........................  (12,660)  (13,135)
    Valuation of investments...............................    1,673     3,280
    Statutory asset valuation reserves.....................      347       290
    Other, net.............................................     (414)      --
                                                            --------  --------
   Equity.................................................. $ 64,048  $ 59,702
                                                            ========  ========

                                     MTL-13

[LOGO] MetLife(R)
                                                                    Bulk
 MetLife Customer Service Center--Tulsa                             Rate
 P.O. Box 21889                                                     U.S.
 Tulsa, OK 74121-1889                                             Postage
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 ADDRESS CORRECTION REQUESTED                                     Rutland,
                                                                     VT
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

[LOGO] MetLife(R)
                                                                    Bulk
 MetLife Customer Service Center--Warwick                           Rate
 P.O. Box 520                                                       U.S.
 Warwick, RI 02887-0520                                           Postage
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

                                  MAY 1, 1992

                                  PROSPECTUS
                                      for
             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)

                                   Issued by
                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

  The individual flexible premium multifunded life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Tower Life Insurance Company ("Metropolitan Tower") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

  The Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount) or Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount). If greater than the death benefit otherwise payable under Option A or B, a minimum death benefit equivalent to a percentage of the cash value will be paid.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Tower Separate Account Two ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Tower. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of the five currently available portfolios of the
Fund: Money Market Portfolio, Growth Portfolio, Income Portfolio, Diversified (formerly Discretionary) Portfolio and Equity Income Portfolio.

  The Policy's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the General Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made.

  The Policy owner may withdraw a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations.

  The Policy owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

  Metropolitan Life Insurance Company ("Metropolitan Life") is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. State Street Research & Management Company ("State Street Research") is the sub-investment manager with respect to the Growth, Income, Diversified and Equity Income Portfolios of the Fund. Metropolitan Tower and State Street Research are wholly-owned subsidiaries of Metropolitan Life. It is the present intention of Metropolitan Tower to discontinue the sale of the Policies on May 1, 1992.

  As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium multifunded life insurance as a replacement for an existing life insurance policy or in addition to an existing flexible premium multifunded life insurance policy.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
            BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
           SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE
      SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010             Telephone (212) 578-6862

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
DEFINITIONS...........................   3
SUMMARY...............................   5
 Who is the Issuer of the Policies?...   5
 What are Separate Account Two, the
  Fixed Account and the Metropolitan
  Series Fund?........................   5
 What Death Benefits are Available
  under the Policy?...................   6
 What is the Policy's Cash Value?.....   6
 What Flexibility Does a Policy Owner
  have to Adjust the Amount of the
  Death Benefit?......................   6
 What Flexibility Does a Policy Owner
  have in Connection with Premium
  Payments?...........................   6
 How Long Will the Policy Remain in
  Force?..............................   7
 How are Net Premiums Allocated?......   7
 May the Policy be Surrendered or the
  Cash Value Partially Withdrawn?.....   7
 Is There a "Free Look" Period?.......   8
 What is the Loan Privilege?..........   8
 What Charges are Assessed in
  Connection with the Policy?.........   8
 What is the Tax Treatment of Cash
  Value?..............................   9
 Is the Beneficiary Subject to Federal
  Income Tax on the Death Benefit?....   9
 Is the Death Benefit or the Cash
  Value Subject to Federal Estate
  Tax?................................   9
 When are Premium Payments, Policy
  Owner Requests and Other
  Communications Deemed to be
  Received?...........................   9
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND..........................  10
 The Separate Account.................  10
 Metropolitan Series Fund.............  11
POLICY BENEFITS.......................  12
 Death Benefits.......................  12
 Death Benefit Options................  12
 Cash Value...........................  15
 Benefit at Final Date................  21
 Optional Income Plans................  21
 Optional Insurance Benefits..........  21

                                                                        PAGE
                                                                        ----
PAYMENT AND ALLOCATION OF PREMIUMS.....................................  22
 Issuance of a Policy..................................................  22
 Premiums..............................................................  22
 Allocation of Premiums and Cash Value.................................  23
 Policy Termination and Reinstatement..................................  24
CHARGES AND DEDUCTIONS.................................................  25
 Premium Expense Charges...............................................  25
 Monthly Deduction From Cash Value.....................................  26
 Charges Against the Separate Account..................................  28
 Guarantee of Certain Charges..........................................  28
 Other Charges.........................................................  28
ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS..  29
POLICY RIGHTS..........................................................  38
 Loan Privileges.......................................................  38
 Surrender and Withdrawal Privileges...................................  39
 Exchange Privilege....................................................  40
THE FIXED ACCOUNT......................................................  41
 General Description...................................................  41
 Fixed Account Benefits................................................  41
 Fixed Account Cash Value..............................................  41
 Transfers, Withdrawals, Surrenders and Policy Loans...................  42
RIGHTS RESERVED BY METROPOLITAN TOWER..................................  42
OTHER POLICY PROVISIONS................................................  43
SALES AND ADMINISTRATIVE SERVICES AGREEMENT............................  44
DISTRIBUTION OF THE POLICIES...........................................  45
FEDERAL TAX MATTERS....................................................  45
 Taxation of the Policy................................................  45
 Taxation of Metropolitan Tower........................................  47
MANAGEMENT.............................................................  48
VOTING RIGHTS..........................................................  49
 Right to Instruct Voting of Fund Shares...............................  49
 Disregard of Voting Instructions......................................  49
REPORTS................................................................  50
STATE REGULATION.......................................................  50
REGISTRATION STATEMENT.................................................  50
LEGAL MATTERS..........................................................  50
EXPERTS................................................................  50
FINANCIAL STATEMENTS...................................................  51
APPENDIX A.............................................................  67
APPENDIX B.............................................................  70

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN TOWER DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN TOWER.

                                  DEFINITIONS

  Age--The age in full years of the insured at issue of the Policy plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year.

  Beneficiary--The beneficiary is the person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

  Cash Surrender Value--The cash value less any indebtedness.

  Cash Value--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

  Date of Policy--The date set forth in the Policy that is used to determine Policy years and Policy months. Policy anniversaries are measured from the Date of Policy.

  Designated Office--The executive office of Metropolitan Tower at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Tower may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the executive office.

  Final Date--The policy anniversary on which the insured is age 95.

  Fixed Account--An account which is part of the General Account and to which Metropolitan Tower will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

  General Account--The assets of Metropolitan Tower other than those allocated to the Separate Account or any other separate account.

  Guideline Annual Premium--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Tower as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

  Indebtedness--The total of any unpaid Policy loan and loan interest.

  Insured--The person upon whose life the Policy is issued.

  Investment Start Date--The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

  Investment Division--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

  Loan Value--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater).

  Minimum Initial Specified Face Amount--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for insureds in the preferred rate class and $50,000 for all other insureds.

  Monthly Anniversary--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.

  Monthly Deduction--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders, and the monthly policy charges.

  Planned Periodic Premium--The Policy owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time. The Policy owner is not required to follow this schedule.

  Policy--The flexible premium multifunded life insurance policy offered by Metropolitan Tower and described in this Prospectus.

  Policy Loan Account--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

  Policy Month--The month beginning on the monthly anniversary.

  Policy owner ("Owner")--The person so designated in the application or as subsequently changed.

  Portfolio--A portfolio represents a different class (or series) of stock of Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Separate Account--Metropolitan Tower Separate Account Two, a separate investment account of Metropolitan Tower through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

  Specified Face Amount--The amount set forth on the face of the Policy.

  Target Premium--The estimated annual amount which would keep a Policy in force to maturity based on the insured's attained age and sex, the specified face amount of insurance and reasonable estimates of mortality and interest.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at 4:00 p.m., New York City time, on each valuation date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

  This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account," page 41).

                                    SUMMARY

  Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries and that no Policy loans have been made (see "Loan Privileges--Effect of a Policy Loan," page 39, and "Payment and Allocation of Premiums--Policy Termination and Reinstatement," page 24).

WHO IS THE ISSUER OF THE POLICIES?

  Metropolitan Tower is the issuer of the Policies described in this Prospectus. Metropolitan Tower is a stock life insurance company incorporated under the laws of the State of Delaware in 1982. It is authorized to do business in 49 jurisdictions. On December 31, 1991, it had total assets of over $120 million. Metropolitan Tower is a wholly-owned subsidiary of Metropolitan Life.

  Metropolitan Life is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. On December 31, 1991, Metropolitan Life had total life insurance in force of over $948 billion and total assets of over $110 billion.

  The assets of Metropolitan Life do not back any liabilities of Metropolitan Tower for benefits payable under the Policies. However, Metropolitan Life has provided certain assurances to several state insurance departments that it will make certain capital contributions to Metropolitan Tower to enable Metropolitan Tower to maintain a sufficient level of surplus.

WHAT ARE SEPARATE ACCOUNT TWO, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
FUND?

  The owner of a Policy may allocate the net premiums paid under the Policy to one or more of the investment divisions of the Separate Account, a separate investment account of Metropolitan Tower (see "The Separate Account," page 10) and/or to a Fixed Account established by Metropolitan Tower. There are currently five investment divisions in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund," page 11). Each class of stock represents a separate portfolio within the Fund. The five portfolios of the Fund which are currently available to owners of a Policy are the Growth Portfolio, the Income Portfolio, the Money Market Portfolio, the Diversified (formerly Discretionary) Portfolio and the Equity Income Portfolio. Net premiums allocated to the Fixed Account are held in the General Account of Metropolitan Tower.

  Each portfolio of the Fund has a different investment objective and is managed by Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Growth, Income, Money Market, Diversified and Equity Income Portfolios. State Street Research provides sub-investment management services with respect to the Growth, Income, Diversified and Equity Income Portfolios. For these services, State Street Research receives an annual percentage fee from Metropolitan Life. The fees paid to State Street Research are the sole responsibility of Metropolitan Life, and not the Fund.

  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE POLICY?

  The Policy provides for the payment of a benefit upon the death of the insured. The Policy contains two death benefit options. The Policy owner must select one of the options to be in effect at issue. Under Death Benefit Option A, the death benefit is the specified face amount of the Policy. Under Death Benefit Option B, the death benefit is the specified face amount of the Policy plus the cash value on the date of death. If greater than the death benefit otherwise payable under Option A or Option B, a minimum death benefit equivalent to a percentage, determined by age at death, of the cash value will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any due and unpaid charges accrued during the grace period (see "Policy Benefits--Death Benefits," page 12).

  In addition, a Policy owner has the flexibility to add optional insurance benefits by rider. These include a spouse term insurance rider; a children term insurance rider; an accidental death benefit rider; a disability waiver benefit rider; and an accelerated death benefit rider (see "Policy Benefits--Optional Insurance Benefits," page 21). The cost of these optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions-- Monthly Deduction From Cash Value," page 26).

  Proceeds under the Policy may be received in cash or under one of the optional income plans set forth in the Policy (see "Policy Benefits--Optional Income Plans," page 21).

WHAT IS THE POLICY'S CASH VALUE?

  The Policy's cash value in the Separate Account will reflect the amount and frequency of premium payments allocated to the Separate Account, transfers from the Fixed Account, loan repayments, the investment experience of the chosen investment divisions of the Separate Account, any partial withdrawals, any Policy indebtedness and any charges imposed in connection with the Policy (see "Policy Benefits--Cash Value," page 15). There is no minimum guaranteed cash value with respect to amounts allocated to the Separate Account. The Policy's total cash value will also reflect any amounts allocated to the Fixed Account (see "The Fixed Account," page 41) and the Policy Loan Account (see "Loan Privileges--Effect of a Policy Loan," page 39).

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

  Subject to certain limitations, the Policy owner may increase or decrease the specified face amount of the Policy or change the death benefit option (see "Policy Benefits--Change in Death Benefit Option," page 15) at any time after the first Policy year. Any increases in the death benefit may require additional evidence of insurability satisfactory to Metropolitan Tower (see "Policy Benefits--Change in Specified Face Amount," page 14), and result in additional charges (see "Policy Benefits--Increases," and "Effect of Changes in Specified Face Amount," page 14). An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters," page 45).

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?

  A Policy owner has considerable flexibility concerning the amount and frequency of premium payments. A minimum initial premium should be paid during the first Policy year or else it is probable that the Policy will terminate. The Policy owner elects in the application to pay this premium in full when the Policy is first purchased or on a monthly "check-o-matic" (or payroll deduction plan if provided by the employer of the Policy owner) or semi-annual basis. In addition, each Policy owner will select either an annual, semi-annual or monthly "check-o-matic" (or payroll deduction plan) planned periodic premium schedule. The schedule will provide for a premium payment of a level amount determined by the Policy owner at fixed intervals over a specified period of time (see "Payment and Allocation of Premiums," page 22). Significantly, however, a Policy owner need not adhere to the planned periodic premium payment schedule. Instead, a Policy owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Policy owner may be required to make an unscheduled premium payment in order to keep the Policy in force (see "Payment and Allocation of Premiums," page 22).

HOW LONG WILL THE POLICY REMAIN IN FORCE?

  The Policy will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value," page 26), and the grace period expires without a sufficient payment being made (see "Policy Termination and Reinstatement--Termination," page 24). Therefore, the failure to pay a planned periodic premium will not automatically cause the Policy to terminate. Nevertheless, under the circumstances described above, the Policy can terminate, even if planned periodic premiums have been paid. Thus, the payment of planned premiums does not guarantee that the Policy will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?

  The portion of the premium available for allocation ("net premium") equals the premium paid less premium expense charges (see "Charges and Deductions-- Premium Expense Charges," page 25). The Policy owner determines in the application what portions, if any, of net premiums are to be allocated to the investment divisions of the Separate Account and/or to the Fixed Account. A Policy owner may change allocations of future net premiums at any time without charge by notifying Metropolitan Tower in writing, subject to certain limitations (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value," page 23). Because investment performance of a Separate Account investment division (unlike that of the Fixed Account) is not guaranteed by Metropolitan Tower, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Policy owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by Metropolitan Tower plus any discretionary return declared by Metropolitan Tower from time to time.

  Subject to certain restrictions, a Policy owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account up to six times in a Policy year. In the first 24 Policy months, a Policy owner may transfer the entire amount in the Separate Account to the Fixed Account without restriction on the number of transfers in a Policy year (see "Policy Rights--Exchange Privilege," page 40 and "The Fixed Account--Transfers, Withdrawals, Surrenders and Policy Loans," page 42). No charge will be made for a transfer (see "Cash Value Transfers," page 24).

MAY THE POLICY BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?

  The Policy owner may surrender the Policy at any time and receive the cash surrender value of the Policy. Subject to certain limitations, the Policy owner also may make partial withdrawals from the cash surrender value at any time prior to the final date. In either case, the Policy owner must notify Metropolitan Tower in writing (see "Surrender and Withdrawal Privileges," page
39). No charge will be imposed on surrenders or partial withdrawals. If Death Benefit Option A is in effect, partial withdrawals will reduce the Policy's specified face amount by the amount of the partial withdrawal. If Death Benefit Option B is in effect, partial withdrawals will not reduce the Policy's specified face amount (see "Death Benefits," page 12).

Payment of surrenders and withdrawals may be delayed under certain circumstances (see "Other Policy Provisions--Payment and Deferment," and "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans," pages 44 and 42). Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters," page 45).

IS THERE A "FREE LOOK" PERIOD?

  The Policy provides for a free-look period. During the free-look period, the Policy owner may return the Policy within 10 days after receipt (except where state law requires a longer period for replacement policies), within 45 days after Part A of the application has been completed, or within 10 days after Metropolitan Tower mails the owner a notice of cancellation right, whichever is latest, and receive within 7 days a complete refund of any premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared the Policy owner's bank.

WHAT IS THE LOAN PRIVILEGE?

  A Policy owner may obtain a Policy loan any time after the first Policy year if the Policy has a loan value. The loan value equals the cash surrender value of the Policy less two monthly deductions, or if greater, 75% (90% for Policies issued in Virginia and Maryland) of the cash surrender value (or, for Policies issued in Texas, the Policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater). The interest rate on a loan will be on an adjustable basis, if permitted by state law, based on the Moody's Corporate Bond Yield Averages. Otherwise, the interest rate will be at a fixed rate currently in the amount of 8% per year. Loan interest is payable at the end of each Policy year. Loans and accrued interest may be repaid at any time prior to the Final Date (see "Loan Privileges," page 38).

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?

  Premium Expense Charges. A sales charge of 27% of premiums paid is deducted from premium payments made in the first Policy year until the total of such payments equals the lesser of the annual target premium and the Guideline Annual Premium for that year. A sales charge of 7% of premiums paid is deducted from any premium payments made in the first Policy year after such amount has been reached and from each premium payment made in all subsequent Policy years. In addition, a state premium tax charge of 2% of premiums paid is deducted from all premiums (see "Charges and Deductions--Premium Expense Charges," page 25).

  Monthly Deduction. Cash value will be reduced by a monthly deduction equal to the sum of (1) a monthly cost of term insurance charge, (2) the cost of any optional insurance benefits added by rider, (3) a flat administration charge of $4.75, and (4) for each of the first twelve Policy months, a monthly administration charge currently equal to $.25 per thousand dollars of specified face amount (see "Charges and Deductions--Monthly Deduction from Cash Value," page 26). No profit is expected to be derived from the administration charges set forth in (3) and (4) above. Any increases in specified face amount requested by a Policy owner will result in a one-time underwriting expense charge of $3.00 per thousand dollars of increase (see "Policy Benefits-- Increases," page 14). The monthly deduction will vary in amount from month to month.

  Charges Against the Separate Account. A daily charge equivalent to an effective annual rate of .75% of the average daily net asset value of each investment division of the Separate Account is imposed to compensate Metropolitan Tower for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks," page
28).

  No charges are currently made against the Separate Account for federal or state income taxes. Should Metropolitan Tower determine that such taxes will be imposed, Metropolitan Tower may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters," page 45). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

WHAT IS THE TAX TREATMENT OF CASH VALUE?

  Cash value under a Policy is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Policy is not a modified endowment contract as discussed in the following paragraphs, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal in excess of premiums paid will be treated as ordinary income.

  Special rules govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. In short, if your Policy was:

  --purchased before June 21, 1988 and not materially changed since then; or

  --purchased on or after June 21, 1988 and meets the "7-pay test" described on page 46, your Policy would not be classified as a modified endowment contract.

  Pre-death withdrawals (including policy loans) from modified endowment contracts are treated differently than withdrawals from other life insurance contracts in the following ways:

  --amounts withdrawn would be treated as income first and taxed accordingly;

  --an additional 10% income tax would generally be imposed on the taxable portion of certain amounts received before age 59 1/2.

For more information, see "Federal Tax Matters," pages 45 to 47.

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?

  Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Policy under current law are generally completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on the death benefit proceeds received under the Policy (see "Federal Tax Matters," page 45).

IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

  The death benefit under the Policy or the cash value may be subject to federal estate tax (see "Federal Tax Matters," page 45).

WHEN ARE PREMIUM PAYMENTS, POLICY OWNER REQUESTS AND OTHER COMMUNICATIONS DEEMED TO BE RECEIVED?

  Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount of insurance or death benefit option, or changes of premium allocation) should be sent to the Designated Office for the Policy. Metropolitan Tower may name different Designated Offices for different transactions. Premium payments and communications will be deemed to be received at the Designated Office on the date they are actually received at such office ("Date of Receipt"), with two exceptions: (1) when they are received on any day that is not a Valuation Date and (2) when they are received by means other than U.S. mail after 4:00 p.m. New York City time. In these two cases, the Date of Receipt will be deemed to be the next Valuation Date. In the future Metropolitan Tower may permit transfer and withdrawal or other requests to be made by telephone.

  To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount of insurance or death benefit option, change an address or request any other action by Metropolitan Tower, the owner should utilize the forms prepared by Metropolitan Tower for each purpose. The forms are available from a Metropolitan Life sales representative or from the Designated Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Tower, was established by Metropolitan Tower pursuant to the Delaware Insurance Law on September 18, 1984. The Separate Account also receives premium payments in connection with single premium multifunded life insurance policies issued by Metropolitan Tower. The assets allocated to the Separate Account are the property of Metropolitan Tower, and Metropolitan Tower is not a trustee by reason of the Separate Account. Metropolitan Tower may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of Metropolitan Tower's liabilities and reserves with respect to the Separate Account.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Tower. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Tower with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Tower. Metropolitan Tower may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metropolitan Tower's total commitments under the Policies; the reserves are the assets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Tower, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of Metropolitan Tower by the Commission.

  There currently are five investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Policy owners. Correspondingly, if any portfolios are eliminated from the Fund, investment divisions may be eliminated from the Separate Account. The owner of a Policy may designate how the net premiums under the Policy are to be allocated among the then current investment divisions.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each fund portfolio presently available to Policy owners is set forth below.

  Growth Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

  Income Portfolio. The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

  Money Market Portfolio. The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

  Diversified (formerly Discretionary) Portfolio. The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

  Equity Income Portfolio. The investment objective of this portfolio is to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in equity and debt securities convertible into or carrying the right to acquire common stocks.

  There are other portfolios of the Fund that are not currently available for use in connection with the Policies.

  Metropolitan Life acts as the investment manager for the Fund, and State Street Research, a wholly-owned subsidiary of Metropolitan Life, provides sub-investment management services with respect to the Growth, Income, Diversified and Equity Income Portfolios.

  Metropolitan Tower purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Tower for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date.

Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts of Metropolitan Tower and Metropolitan Life that invest in the Fund and the risks related thereto.

                                POLICY BENEFITS

  The discussion below assumes that no riders under the Policy are in effect. See Appendix A, page 67, for a discussion of how certain riders can affect benefits under the Policy.

DEATH BENEFITS

  As long as the Policy remains in force (see "Policy Termination and Reinstatement--Termination," page 24), Metropolitan Tower will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the Policy (see "Optional Income Plans," page 21).

  The insurance proceeds are: The death benefit provided under Option A or Option B, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the insured's life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

  The Policy provides two death benefit options: Option A and Option B, as described below. The Policy owner designates the desired option in the application and can change the option by written request (see "Change in Death Benefit Option," page 15).

  Option A--The death benefit is equal to the specified face amount of insurance.

  Option B--The death benefit is equal to the specified face amount of insurance plus the cash value.

  Minimum Death Benefit--Under either Option A or Option B, there is a minimum death benefit equal to the greater of (1) the death benefit option chosen and
(2) a percentage of the cash value as set forth in the table below. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

                                     TABLE

                AGE
             OF INSURED ON                   PERCENTAGE OF
             DATE OF DEATH                    CASH VALUE
             -------------                   -------------
             40 and less:...................      250%
             45:............................      215%
             50:............................      185%
             55:............................      150%

                AGE
             OF INSURED ON                   PERCENTAGE OF
             DATE OF DEATH                    CASH VALUE
             -------------                   -------------
             60: ...........................      130%
             65: ...........................      120%
             70: ...........................      115%
             75: ...........................      105%
             80: ...........................      105%
             85: ...........................      105%
             90: ...........................      105%
             95: ...........................      100%

For the ages not listed, the progression between the listed ages is linear.

  Both Option A and Option B provide insurance protection as well as possible build-up of cash value. Under Option A, the insurance coverage remains level unless the minimum death benefit applies. Under Option B, the insurance protection varies as the cash value changes.

  For any specified face amount, the amount of the death benefit will be greater under Option B than under Option A, since the cash value is added to the specified face amount and included in the death benefit under Option B but not under Option A. By the same token, the cost of term insurance included in the monthly deduction (see "Charges and Deductions--Cost of Term Insurance," page 26) will be greater, and thus the accumulation of cash value will be lower, under Option B than under Option A, assuming the same specified face amount and the same actual premiums paid.

  Illustration of Option A. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period (see "Policy Termination and Reinstatement--Termination," page 24).

  Under Option A, a Policy with a $100,000 specified face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of this Policy exceeds $40,000, the death benefit will exceed the $100,000 specified face amount. Each additional dollar of cash value above $40,000 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. Thus a Policy with a cash value of $50,000 will have a death benefit of $125,000 (250% x $50,000); a cash value of $60,000 will yield a death benefit of $150,000 (250% x $60,000); and a cash value of $100,000 will yield a death benefit of $250,000 (250% x $100,000).

  Similarly, so long as cash value exceeds $40,000, each dollar reduction in cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. If at any time, however, the cash value multiplied by the applicable percentage is less than the specified face amount, the death benefit will equal the specified face amount of the Policy.

  Illustration of Option B. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period.

  Under Option B, a Policy with a specified face amount of $100,000 will generally pay a death benefit of $100,000 plus the cash value. Thus, for example, a Policy with a cash value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a cash value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The
death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,666.67, the death benefit will be greater than the specified face amount plus cash value. Each additional dollar of cash value above $66,666.67 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. A Policy with a cash value of $75,000 will therefore have a death benefit of $187,500 (250% x $75,000); a cash value of $85,000 will yield a death benefit of $212,500 (250% x $85,000); a cash value of $100,000 will yield a death benefit of $250,000 (250% x $100,000).

  Similarly, any time cash value exceeds $66,666.67, each dollar taken out of cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. Whenever cash value is less than $66,666.67 each dollar taken out of cash value will reduce the death benefit by one dollar and the death benefit will be the specified face amount plus the cash value of the Policy.

  If the insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

  Change in Specified Face Amount. Subject to certain limitations, a Policy owner, after the first Policy year, may increase or decrease the specified face amount of a Policy (see "Decreases" and "Increases," below). Any increase or decrease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.

  Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Specified Face Amount thereafter. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service Rules (see "Premiums--Premium Limitations," page 23). For purposes of determining the cost of term insurance charge (see "Charges and Deductions-- Cost of Term Insurance;" "Cost of Term Insurance Rate;" and "Rate Class," pages 26-27), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the specified face amount when the Policy was issued.

  Increases. Any change requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge deducted. Any such change will require that additional evidence of insurability be submitted to Metropolitan Tower and will be subject to a one-time underwriting charge at a rate of $3.00 for each $1,000 of specified face amount increase. For example, if the specified face amount increase amounted to $25,500, the charge would be $76.50. Metropolitan Tower will deduct this charge from the existing cash value in the Fixed Account and the investment divisions of the Separate Account in the same proportion that the Policy's cash value in the Fixed Account and the Policy's cash value in each investment division bear to the Policy's total cash value (except for the cash value in the Policy Loan Account) as of the Date of Receipt of the request (this method hereinafter referred to as the "Pro Rata Basis").

  Effect of Changes in Specified Face Amount. A change in the specified face amount may affect the cost of term insurance and the net amount at risk, both of which may affect a Policy owner's cost of term insurance charge (see "Charges and Deductions--Cost of Term Insurance;" "Cost of Term Insurance Rate;" and "Rate Class," pages 26-27). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters," page 45).

  Change in Death Benefit Option. Generally, the death benefit option in effect may be changed at any time after the first Policy year while the insured is alive by sending a written request for change to the Designated Office. Changing death benefit options will not require evidence of insurability satisfactory to Metropolitan Tower and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

  If the death benefit option is changed from Option B to Option A, the specified face amount will be increased to equal the death benefit which would have been payable under Option B on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the cash value will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash value will, respectively, reduce or increase the term insurance amount under Option A (see "Charges and Deductions--Cost of Term Insurance," page 26).

  If the death benefit option is changed from Option A to Option B, the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. This change may not be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. As with a change from Option B to Option A, a change from Option A to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. Moreover, under Option B, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions--Cost of Term Insurance," page 26). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service Rules (see "Premiums-- Premium Limitations," page 23).

  Under both Option A and Option B, cost of term insurance rates generally increase as the insured's age increases. Nevertheless, assuming a positive cumulative net investment return with respect to any amounts in the Separate Account, changing the death benefit option from Option B to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

CASH VALUE

  The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account," page 41), the Policy Loan Account (see "Policy Rights--Loan Privileges," page 38), and the investment divisions of the Separate Account at such time. The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return," page 16). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of Separate Account Cash Value. On the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of the first monthly deduction allocated to the Policy's cash value in that investment division (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value," page 23). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:

(1) The cumulative net premium payments allocated to the investment division;
    plus

(2) All cash values transferred to the investment division from the Fixed Account, from the Policy Loan Account upon loan repayment (including all interest credited on loaned amounts) or from another investment division; minus

(3) Any cash value transferred from the investment division to the Fixed Account, to the Policy Loan Account upon taking out a loan or to another investment division; minus

(4) Any partial cash withdrawal from the investment division; minus

(5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Monthly Deduction from Cash Value," page 26); plus

(6) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

  The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

  Separate Account Net Investment Return. A Separate Account investment division's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

  Each Separate Account division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (equivalent to .75% on an annual basis) and (2) a charge for Metropolitan Tower's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account," page 28). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends or distributions paid by the portfolio during the period.

  Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.

  Index of Investment Experience. The index of investment experience measures changes in each investment division's investment experience during a Valuation Period. Each investment division has its own distinct index. The index for each investment division was set at $10.00 when it first began operations. On January 24, 1986, all the divisions except the division which invests in the Diversified Portfolio of the Fund and the division which invests in the Equity Income Portfolio of the Fund first received net premium payments. The division which invests in the Diversified Portfolio first received net premium payments on August 1, 1986, and the division which invests in the Equity Income Portfolio first received net premium payments on July 11, 1988. In determining an investment division's index for a Valuation Period, the index for the preceding Valuation Period is multiplied by the net investment return of the investment division for the current period. As indicated above in "Calculation of Separate Account Cash Value," other factors in addition to investment experience affect the cash value and death benefit of a particular Policy. Thus, the index of investment experience for each investment division does not reflect charges against premiums and cost of term insurance and monthly Policy charges. See "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value," pages 25 and 26. Also, the index of investment experience is based on historical information and does not represent what may happen in the future.

  Rates of Return. The average rates of return shown below for each of the investment divisions of the Separate Account available as of the date of this Prospectus reflect all charges against the Separate Account and the Fund but do not reflect charges against premiums or cost of term insurance and monthly Policy charges (see "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value," pages 25 and 26). The rate of return is computed in each case by subtracting the value of the index of investment experience of the investment division (see above) at the beginning of the period from the value of the index at the end of the period and dividing the result by the value of the index at the beginning of the period.

                                                                                        AVERAGE
                         1/24/86- 1/24/86- 1/24/87- 1/24/88- 1/24/89- 1/24/90- 1/24/91- ANNUAL
                         1/24/92  1/24/87  1/24/88  1/24/89  1/24/90  1/24/91  1/24/92  RETURN
                         -------- -------- -------- -------- -------- -------- -------- -------
Growth.................. 110.37%   23.68%   -4.30%   12.78%   22.68%   -1.41%   30.24%  13.20%
Income..................  78.56%   22.15%   -1.26%    6.11%    9.69%   12.25%   13.35%  10.14%
Money Market............  46.02%    5.81%    5.53%    6.84%    8.42%    7.39%    5.09%   6.51%

                                            INDEX VALUE AT

                         1/24/86  1/24/87  1/24/88  1/24/89  1/24/90  1/24/91  1/24/92
                         -------- -------- -------- -------- -------- -------- --------
Growth.................. $ 9.93   $12.29   $11.76   $13.26   $16.27   $16.04   $20.89
Income.................. $ 9.89   $12.08   $11.93   $12.66   $13.88   $15.58   $17.66
Money Market............ $10.04   $10.62   $11.21   $11.98   $12.99   $13.95   $14.66

                                                      INDEX VALUE AT

                                                                           AVERAGE
                 8/1/86-  8/1/86- 8/1/87- 8/1/88- 8/1/89- 8/1/90- 8/1/91-  ANNUAL
                 12/31/91 8/1/87  8/1/88  8/1/89  8/1/90  8/1/91  12/31/91 RETURN  8/1/86 8/1/87 8/1/88 8/1/89 8/1/90 8/1/91
                 -------- ------- ------- ------- ------- ------- -------- ------- ------ ------ ------ ------ ------ ------
Diversified.....  71.70%  17.78%  -4.29%  19.63%   6.97%   6.17%   12.08%  10.49%  $10.00 $11.78 $11.27 $13.49 $14.43 $15.32
                 12/31/91
                 --------
Diversified.....  $17.17

                                                                      AVERAGE
                         7/11/88- 7/11/88- 7/11/89- 7/11/90- 7/11/91- ANNUAL
                         12/31/91 7/11/89  7/11/90  7/11/91  12/31/91 RETURN  7/11/88 7/11/89 7/11/90 7/11/91 12/31/91
                         -------- -------- -------- -------- -------- ------- ------- ------- ------- ------- --------
Equity Income...........  34.07%   21.24%   7.11%    -5.25%   8.96%    8.82%   $9.98  $12.10  $12.96  $12.28   $13.38

  Illustrations. In order to demonstrate how the actual investment experience of the Separate Account investment divisions will affect the death benefit and cash value of a Policy, the following hypothetical illustrations showing the hypothetical net return of each investment division are set forth below. These hypothetical illustrations are based on the actual historical experience of the Fund and the Separate Account as if a Policy had been issued on the date indicated. They do not represent what may happen in the future.

  The illustrations are based on the payment of annual planned premiums of $887 for a specified face amount of $100,000 for a male aged 25. The illustrations assume that the insured is in Metropolitan Tower's standard nonsmoker underwriting risk classification. The periods illustrated are based on the periods set forth in "Rates of Return" above.

  The amounts shown for the death benefits and cash values take into account the charges against premiums and cost of term insurance and monthly Policy charges, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .75% of the average daily value of the assets in the Separate Account attributable to the Policies and the daily charge to the Fund for investment management services equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Fund. (See "Charges and Deductions," page 25).

  For each investment division, one illustration is based on the guaranteed cost of term insurance rates, the other illustration is based on the current cost of term insurance rates (i.e., the rates in effect as of May 1, 1992) as in effect during the period illustrated (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate," page 27).

  These examples of policy performance are for a specific age, sex, risk class, premium payment pattern and policy anniversary as set forth above. The benefits are calculated for a specific policy anniversary. The amount and timing of premium payments would affect individual policy benefits as would any withdrawals or Policy loans.

  This Prospectus also contains illustrations based on assumed rates of return. See "Illustrations Of Death Benefits, Cash Values And Accumulated Premiums," on pages 29 to 37 and Appendix B.

  The following examples show how the hypothetical net return of the investment division which invests in the Growth Portfolio of the Fund would have affected benefits for a Policy dated January 24, 1986. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                     GROWTH
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                            BASED ON CURRENT CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
   ON JANUARY                                ----------------- -----------------
     24TH OF                                 OPTION A OPTION B OPTION A OPTION B
   -----------                               -------- -------- -------- --------
    1987.................................... $100,000 $100,293  $  311   $  293
    1988....................................  100,000  100,896     914      896
    1989....................................  100,000  101,733   1,756    1,733
    1990....................................  100,000  102,936   2,968    2,936
    1991....................................  100,000  103,517   3,552    3,517
    1992....................................  100,000  105,426   5,479    5,426

                                     GROWTH
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
   ON JANUARY                                ----------------- -----------------
     24TH OF                                 OPTION A OPTION B OPTION A OPTION B
   -----------                               -------- -------- -------- --------
    1987.................................... $100,000 $100,267  $  292   $  267
    1988....................................  100,000  100,821     847      821
    1989....................................  100,000  101,591   1,623    1,591
    1990....................................  100,000  102,706   2,750    2,706
    1991....................................  100,000  103,239   3,289    3,239
    1992....................................  100,000  105,003   5,076    5,003

  The following examples show how the hypothetical net return of the investment division which invests in the Income Portfolio of the Fund would have affected benefits for a Policy dated January 24, 1986. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                     INCOME
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                            BASED ON CURRENT CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
   ON JANUARY                                ----------------- -----------------
     24TH OF                                 OPTION A OPTION B OPTION A OPTION B
   -----------                               -------- -------- -------- --------
    1987.................................... $100,000 $100,300  $  317   $  300
    1988....................................  100,000  100,914     933      914
    1989....................................  100,000  101,646   1,668    1,646
    1990....................................  100,000  102,510   2,537    2,510
    1991....................................  100,000  103,530   3,565    3,530
    1992....................................  100,000  104,724   4,769    4,724

                                     INCOME
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
   ON JANUARY                                ----------------- -----------------
     24TH OF                                 OPTION A OPTION B OPTION A OPTION B
   -----------                               -------- -------- -------- --------
    1987.................................... $100,000 $100,274  $  299   $  274
    1988....................................  100,000  100,832     858      832
    1989....................................  100,000  101,502   1,533    1,502
    1990....................................  100,000  102,297   2,334    2,297
    1991....................................  100,000  103,235   3,283    3,235
    1992....................................  100,000  104,331   4,393    4,331

  The following examples show how the hypothetical net return of the investment division which invests in the Money Market Portfolio of the Fund would have affected benefits for a Policy dated January 24, 1986. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  MONEY MARKET
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                            BASED ON CURRENT CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
   ON JANUARY                                ----------------- -----------------
     24TH OF                                 OPTION A OPTION B OPTION A OPTION B
   -----------                               -------- -------- -------- --------
    1987.................................... $100,000 $100,218  $  233   $  218
    1988....................................  100,000  100,903     920      903
    1989....................................  100,000  101,646   1,667    1,646
    1990....................................  100,000  102,479   2,505    2,479
    1991....................................  100,000  103,345   3,376    3,345
    1992....................................  100,000  104,182   4,220    4,182

                                  MONEY MARKET
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
   ON JANUARY                                ----------------- -----------------
     24TH OF                                 OPTION A OPTION B OPTION A OPTION B
   -----------                               -------- -------- -------- --------
    1987.................................... $100,000 $100,197  $  218   $  197
    1988....................................  100,000  100,824     849      824
    1989....................................  100,000  101,506   1,535    1,506
    1990....................................  100,000  102,271   2,307    2,271
    1991....................................  100,000  103,069   3,112    3,069
    1992....................................  100,000  103,836   3,889    3,836

  The following examples show how the hypothetical net return of the investment division which invests in the Diversified Portfolio of the Fund would have affected benefits for a Policy dated August 1, 1986. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  DIVERSIFIED
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                            BASED ON CURRENT CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
   ON AUGUST 1ST                             ----------------- -----------------
      OF                                     OPTION A OPTION B OPTION A OPTION B
   -------------                             -------- -------- -------- --------
    1987.................................... $100,000 $100,267  $  284   $  267
    1988....................................  100,000  100,853     870      853
    1989....................................  100,000  101,788   1,811    1,788
    1990....................................  100,000  102,596   2,624    2,596
    1991....................................  100,000  103,421   3,455    3,421

                                  DIVERSIFIED
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

     POLICY
    ANNIVERSARY                                DEATH BENEFIT      CASH VALUE
   ON AUGUST 1ST                             ----------------- -----------------
      OF                                     OPTION A OPTION B OPTION A OPTION B
   -------------                             -------- -------- -------- --------
    1987.................................... $100,000 $100,243  $  267   $  243
    1988....................................  100,000  100,774     799      774
    1989....................................  100,000  101,632   1,664    1,632
    1990....................................  100,000  102,374   2,412    2,374
    1991....................................  100,000  103,129   3,176    3,129

  The following examples show how the hypothetical net return of the investment division which invests in the Equity Income Portfolio of the Fund would have affected benefits for a Policy dated July 11, 1988. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                 EQUITY INCOME
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

     POLICY
    ANNIVERSARY                                DEATH BENEFIT      CASH VALUE
    ON JULY                                  ----------------- -----------------
    11TH OF                                  OPTION A OPTION B OPTION A OPTION B
   ------------                              -------- -------- -------- --------
    1989.................................... $100,000 $100,266  $  284   $  266
    1990....................................  100,000  100,972     992      972
    1991....................................  100,000  101,507   1,528    1,507

                                 EQUITY INCOME
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

     POLICY
   ANNIVERSARY                                 DEATH BENEFIT      CASH VALUE
    ON JULY                                  ----------------- -----------------
    11TH OF                                  OPTION A OPTION B OPTION A OPTION B
   -----------                               -------- -------- -------- --------
    1989.................................... $100,000 $100,242   $266     $242
    1990....................................  100,000  100,889    917      889
    1991....................................  100,000  101,373  1,403    1,373

BENEFIT AT FINAL DATE

  If the insured is living, Metropolitan Tower will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebtedness (see "Policy Benefits--Cash Value," page 15). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters," page 45).

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Policy owner may arrange for the insurance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see Appendix A, page 67. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Tower will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

  When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the insured's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the optional insurance benefits described in Appendix As, page 67, may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value," page 26). See Appendix A, page 67, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Policy.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only to insureds 70 years of age or under who supply evidence of insurability satisfactory to Metropolitan Tower. Metropolitan Tower may, however, at its sole discretion, issue a Policy to an individual above the age of 70. Acceptance is subject to Metropolitan Tower's underwriting rules, and Metropolitan Tower reserves the right to reject an application for any appropriate reason.

  The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy will ordinarily be the date the application is approved. Within limits, Metropolitan Tower may establish an earlier Date of Policy (but no earlier than the date the application is completed) if desired to preserve a younger age at issue for the insured. Individuals may also request that the Date of Policy be the date the application is completed if a payment of at least $2,500.00 is received with the application. In these instances, the Policy owner will incur a charge for insurance protection prior to the time that insurance coverage under the Policy is in force (except under any temporary insurance agreement described below). However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Investment Start Date if a payment is received with the application. In the case of certain payroll deduction plans, the Date of Policy may be earlier or later than the date the first premium payment is received, pursuant to established administrative rules.

  If a premium payment equivalent to at least one "check-o-matic" payment is received with the application, and there has been no material misrepresentation in the application, fixed, temporary insurance equal to the specified face amount applied for up to a maximum amount of $500,000, provided at no additional charge, will start as of the date the application was completed and will continue for a maximum of 90 days. However, if a medical examination of a person to be insured is initially required by the underwriting rules of Metropolitan Tower, coverage on that person will not start until completion of the examination. If it is not completed within 90 days from the date of the application, there will be no coverage, except that, if the person to be insured dies from an accident within 30 days from the date of the application and before the examination is completed, temporary insurance will be in effect if it has not already ended under the terms of the temporary insurance agreement. In no event will a death benefit be provided under the temporary insurance agreement if death is by suicide.

  Metropolitan Tower will allocate net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see "Allocation of Premiums and Cash Value," page 23). The Investment Start Date is the later of (i) the Date of Policy and (ii) the date the first premium for a Policy is received at the Designated Office.

  Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application and, in most states, the insured has not sought medical advice or treatment subsequent to the date of the application.

PREMIUMS

  Payment of Premiums. Each Policy owner will determine a planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. The Policy owner, however, is not required to pay premiums in accordance with this schedule.

  MOREOVER THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Policy's cash surrender value (see "Policy Termination and Reinstatement-- Termination," page 24).

  Subject to the minimum and maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.

  All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

  Premium Limitations. During the first Policy year, premium payments by a Policy owner should at least equal the minimum allowable planned premium for the particular Policy or it is probable that the Policy will terminate. The minimum allowable planned premium is equal to the then current first year annual target premium. The Policy owner must designate in the application one of the following ways to pay the minimum allowable planned premium for the first Policy year. The Policy owner may elect to pay the minimum allowable planned premium in full prior to commencement of coverage under the Policy. Alternatively, the Policy owner may elect to pay premiums monthly through "check-o-matic" payments or on a semi-annual basis, or through a combination of a payment prior to commencement of coverage and "check-o-matic" or semi-annual payments. Monthly "check-o-matic" payments are automatically made by pre-authorized transfers from a bank checking account. Premiums may also be paid through monthly "check-o-matic" payments during subsequent Policy years. A Policy owner may also elect to pay monthly planned premiums through various payroll deduction plans if provided by the employer of the Policy owner.

  Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Service rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, Metropolitan Tower will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

  There may be cases where the total of all premiums paid could cause the Policy to be classified as a modified endowment contract (see "Federal Tax Matters," page 45). The annual statement (see "Reports," page 50) sent to each Policy owner will include information regarding the modified endowment contract status of a Policy. In cases where a Policy is not an irrevocable modified endowment contract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

  Every planned premium payment after the first Policy Year must be at least $50 ($25 on a "check-o-matic" or other pre-authorized transfer basis). Every unplanned premium payment must be at least $250. Premium payments less than these minimum amounts will be refunded to the Policy owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges," page 25).

  Allocation of Net Premiums. In the application for a Policy, the Policy owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Policy owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Tower with written notification at the Designated Office. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

  The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

  Cash Value Transfers. The Policy owner may transfer cash value between the Fixed Account and the investment divisions of the Separate Account and among the investment divisions of the Separate Account. Unless Metropolitan Tower otherwise consents, only six transfers may be made in each Policy year. A seventh transfer will be permitted for a transfer of the entire amount in the Separate Account to the Fixed Account at any time during the first 24 Policy months ("see Policy Rights--Exchange Privilege" page 40). A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an investment division or, if the transfer is from the Fixed Account, the total amount in the Fixed Account. Cash value transferred from one investment division or from the Fixed Account into more than one investment division, and/or into the Fixed Account, counts as one transfer. Similarly, transferring cash value from more than one investment division and/or the Fixed Account, into one other investment division or the Fixed Account counts as one transfer. Metropolitan Tower reserves the right to delay the transfer, withdrawal, surrender and payment of policy loans of amounts from the Fixed Account for up to six months (see "The Fixed Account--Transfers, Withdrawals, Surrenders and Policy Loans," page 42). Metropolitan Tower will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Designated Office.

  Transfers resulting from Policy loans and loan repayments will not be counted for purposes of the limitation on the number of transfers allowed in each Policy year. Transfers are not taxable transactions under current law. Transfer requests must be in writing, in a form acceptable to Metropolitan Tower.

POLICY TERMINATION AND REINSTATEMENT

  Termination. If the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, Metropolitan Tower will notify the Policy owner and any assignee of record of the shortfall. The Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. The minimum necessary payment will be the equivalent of two monthly deductions. Failure to make a sufficient payment within the grace period will result in termination of the Policy without any cash value. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions will be deducted from the proceeds.

  Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Tower: (1) a written application for reinstatement; (2) evidence of insurability satisfactory to Metropolitan Tower; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges," page
25), is large enough to cover: (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy year; and (c) interest at the rate of 6% per year on the amount set forth in (b) from the commencement of the grace period to the date of reinstatement. Metropolitan Life reserves the right to waive the interest due set forth in (c) above.

  Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to the premiums paid at reinstatement, less the premium expense charges and the amounts paid in accordance with (b) and (c) above.

  The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. A reinstated Policy is subject to a new two year period of contestability (see "Other Policy Provisions--Incontestability," page 43).

                             CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted from each premium payment received by Metropolitan Tower as described below. A charge of 27% of premiums paid is deducted from premium payments made in the first Policy year until the total of such payments equals the lesser of the annual target premium and the Guideline Annual Premium for that year. A charge of 7% of premiums paid is deducted from any premium payments made in the first Policy year after such amount has been reached. Regardless of the amount of premium payments made in the first Policy year, a charge of 7% is deducted from each premium payment in all subsequent Policy years.

  For example, assume a Policy has a Guideline Annual Premium of $1,000 and an annual target premium of $900. If the Policy owner makes a first year premium payment of $1,200, such payment would be subject to the following sales load deductions:

       27% of $900......................................................... $243
       7% of $300 (amount of payment above $900 annual target premium).....   21
                                                                            ----
       Total sales load.................................................... $264

If, still in the first Policy year, the Policy owner makes a premium payment of an additional $1,200, a deduction of $84 (7% of $1,200) would be made. If, in a subsequent Policy year, the Policy owner made a payment of $1,500, a deduction of $105 (7% of $1,500) would be made. For purposes of computing the amount of sales load deducted from first year premium payments, the Policy's initial annual target premium and Guideline Annual Premium will be used notwithstanding that exercise by the Policy owner of certain of the Policy's flexible features (including changes in specified face amount) might subsequently change the annual target premium and Guideline Annual Premium.

  The amount of the sales load in any Policy year cannot be specifically related to actual sales expenses for that year, which include sales commissions and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumulated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Tower's general assets and surplus. Metropolitan Tower expects to recover its total sales expenses over the lifetime of the insureds.

  State Premium Tax Charge. An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state, and the 2% rate approximates the average tax rate expected to be paid on premiums from all states.

  Special Rules. Special rules apply to the deduction of premium expense charges in the case of a payment of a premium for a Policy at its issue or within six months of its issue when such payment is made in a lump sum with all or a portion of the proceeds of a cash surrender from a non-flexible permanent life policy or an unmatured endowment policy issued by Metropolitan Life or any of its affiliates. Under such special rules, which apply only to the amount derived from such proceeds, on the portion of such amount up to the lesser of the annual target premium and the Guideline Annual Premium for the first Policy year, the sales load charge is only 20% of such sum instead of 27%. In addition, Metropolitan Tower will waive the 2% charge for state premium taxes on this portion of such amount. On any portion of such amount greater than the lesser of the annual target premium and the Guideline Annual Premium, neither the regular 7% sales charge nor the 2% state premium tax charge will be deducted. These special rules apply only if the surrendered policy is a single owner policy on the life of the primary insured under the Policy being purchases. For purposes of computing the sales load, in the event that a lump sum consists of an amount derived from such proceeds and an amount not so derived, the lump sum will be treated as two separate payments, with the amount derived from proceeds being deemed as the first payment.

MONTHLY DEDUCTION FROM CASH VALUE

  The monthly deduction from cash value includes the cost of term insurance charge, the charge for optional insurance benefits added by rider (see "Policy Benefits--Optional Insurance Benefits," page 21) and monthly Policy charges. The cost of term insurance charge and the monthly Policy charges are discussed separately in the paragraphs that follow. The monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under "Policy Benefits-- Increases," page 14.

  The monthly deduction will be deducted as of each monthly anniversary commencing with the Date of Policy. It will be allocated among the Fixed Account and each investment division of the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Policy," page 22, regarding when insurance coverage starts under a newly issued Policy.

  Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Tower will determine the monthly cost of term insurance charge by multiplying the applicable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

  The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B than for those who have selected Death Benefit Option A (see "Policy Benefits--Death Benefits," page 12), assuming the same specified face amount in each case and assuming that the minimum death benefit is not in effect. Since the death benefit payable under Option A remains constant while the death benefit payable under Option B varies with the cash value, cash value increases will generally reduce the term insurance amount under Option A but not under Option
B. If the term insurance amount is greater, the cost of insurance will be greater. If the minimum death benefit is in effect (see "Death Benefit Options--Minimum Death Benefit," page 12), then the cost of term insurance will vary directly with the cash value under both death benefit options.

  If more than one rate class is in effect under a Policy (see "Rate Class," below), the cost of term insurance will decrease if a Policy owner converts from Option A to Option B and will increase if a Policy owner converts from Option B to Option A.

  Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts and in the case of group conversions which require unisex rates), age and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Tower's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of term insurance rates will apply to all persons of the same insuring age, sex, and rate class whose Policies have been in force for the same length of time.

  Metropolitan Tower is adjusting the current cost of term insurance rates it charges a Policy as of the next Monthly Anniversary for the Policy occurring after April 30, 1992. The new rates represent an increase from the prior rates. The amount of the increase depends on the insured's age, sex (except where unisex rates apply) and rate class as well as the specified face amount of the Policy. Metropolitan Tower's new rates for the Policies reflect actual mortality experience. Metropolitan Tower reviews its cost of term insurance rates periodically and may adjust the rates from time to time again in the future.

  Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Tower currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. Each such rate class is further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insurance than those in the smoker division of the same rate class.

  If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire term insurance amount.

  Monthly Policy Charges. A flat monthly Policy charge of $4.75 per Policy will be deducted from cash value as part of the monthly deduction. This charge will be used to compensate Metropolitan Tower for expenses incurred in the administration of the Policy. During the first twelve Policy months, an additional monthly charge of $.25 per thousand dollars of specified face amount will be deducted from cash value as part of the monthly deduction. This charge will compensate Metropolitan Tower for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records. Metropolitan Tower does not expect to derive a profit from these charges.

CHARGES AGAINST THE SEPARATE ACCOUNT

  Charge for Mortality and Expense Risks. A daily charge is made against the Separate Account for mortality and expense risks assumed by Metropolitan Tower. The amount of the charge is equivalent to an effective annual rate of .75% of the average daily value of the assets in the Separate Account which are attributable to the Policies.

  The mortality risk assumed is that insureds may live for a shorter period of time than estimated (i.e., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Tower will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Tower. If its estimates of future mortality and expense experience are accurate, Metropolitan Tower anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, Metropolitan Tower could incur a loss.

  Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Tower may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Tower," page 47).

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Tower guarantees, and may not increase, the charges deducted from premiums, the monthly Policy charges, and the charge against the Separate Account for mortality and expense risks with respect to the Policies.

OTHER CHARGES

  Fund Investment Management Fee. Shares of the Fund are purchased for the Separate Account at their net asset value, which is determined after deduction of the fee paid by the Fund at the annual rate of .25% of the average daily value of the aggregate net assets of the portfolios for the investment management services provided by Metropolitan Life, as described more fully under "What are Separate Account Two, the Fixed Account and the Metropolitan Series Fund?", page 5 and in the attached prospectus for the Fund.

     ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS

  The tables on pages 30 to 37 illustrate the way in which a Policy's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 4% and 8%. The tables are based on the payment of annual planned premiums (see "Premiums-- Premium Limitations," page 23), for a specified face amount of $100,000 for males aged 25 and 40. Each illustration assumes that the insured is in Metropolitan Tower's standard nonsmoker underwriting risk classification. Illustrations for an insured in Metropolitan Tower's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and, therefore, for the minimum death benefit and death benefit Option B, lower death benefits.

  The death benefits and cash values would be different from those shown if the actual gross investment rates of return averaged 0%, 4% or 8% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 4% or 8% but the rates for each portfolio of the Fund varied above and below such averages.

  The amounts shown for the death benefits and cash values take into account the deductions from premiums and the monthly deduction from cash value, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .75% of the average daily value of the assets in the Separate Account attributable to the Policies and the daily charge to the Fund for investment management services equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Fund. (See "Charges and Deductions," page 25).

  Columns on pages 30, 31, 34 and 35 are based on the guaranteed cost of term insurance rates; columns on pages 32, 33, 36 and 37 are based on the current cost of term insurance rates as presently in effect (i.e., the rates in effect as of May 1, 1992) (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate," page 27).

  Taking account of the charges for mortality and expense risks and investment management services, the gross annual investment rates of return of 0%, 4% and 8% correspond to actual (or net) annual rates of: --1.00%, 2.97% and 6.93%, respectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such changes are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 4% or 8% by sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Tower," page 47).

  The second column of the tables shows the amount which would accumulate if an amount equal to the annual target premium were invested to earn interest, after taxes, at 4% compounded annually.

  Appendix B, beginning on page 70, contains illustrations using other hypothetical rates of return.

  Upon request, Metropolitan Tower will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount requested, frequency of planned periodic premiums payments, death benefit option selected and any available rider requested.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES

                            TOTAL CASH VALUE(2)     TOTAL DEATH BENEFIT(2)
                           ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
              PREMIUMS    GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT
  END OF    ACCUMULATED     RATES OF RETURN OF        RATES OF RETURN OF
  POLICY   AT 4% INTEREST ----------------------- --------------------------
   YEAR       PER YEAR      0%     4%       8%       0%       4%       8%
  ------   -------------- ------ ------- -------- -------- -------- --------
 1 .......    $   922     $  190 $   206 $    222 $100,000 $100,000 $100,000
 2 .......      1,882        762     813      866  100,000  100,000  100,000
 3 .......      2,880      1,329   1,439    1,555  100,000  100,000  100,000
 4 .......      3,917      1,893   2,087    2,295  100,000  100,000  100,000
 5 .......      4,996      2,450   2,753    3,086  100,000  100,000  100,000
 6 .......      6,119      3,000   3,437    3,930  100,000  100,000  100,000
 7 .......      7,286      3,541   4,137    4,829  100,000  100,000  100,000
 8 .......      8,500      4,070   4,853    5,785  100,000  100,000  100,000
 9 .......      9,762      4,587   5,584    6,801  100,000  100,000  100,000
10 .......     11,075      5,091   6,328    7,881  100,000  100,000  100,000
15 .......     18,471      7,338  10,199   14,323  100,000  100,000  100,000
20 .......     27,470      8,954  14,162   22,858  100,000  100,000  100,000
25 .......     38,418      9,708  18,009   34,236  100,000  100,000  100,000
40 .......     87,659        206  22,832  101,007  100,000  100,000  123,229(3)

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," on page 12 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS. BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                           TOTAL CASH VALUE(2)         TOTAL DEATH BENEFIT(2)
                                          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
         END OF           ACCUMULATED      RATES OF RETURN OF            RATES OF RETURN OF
         POLICY          AT 4% INTEREST ---------------------------- -----------------------------
          YEAR              PER YEAR      0%          4%       8%       0%          4%       8%
         ------          -------------- -------    -------- -------- --------    -------- --------
 1 .....................    $   922     $   170    $    185 $    200 $100,170    $100,185 $100,200
 2 .....................      1,882         740         790      841  100,740     100,790  100,841
 3 .....................      2,880       1,305       1,413    1,526  101,305     101,413  101,526
 4 .....................      3,917       1,866       2,056    2,259  101,866     102,056  102,259
 5 .....................      4,996       2,419       2,716    3,042  102,419     102,716  103,042
 6 .....................      6,119       2,964       3,393    3,876  102,964     103,393  103,876
 7 .....................      7,286       3,498       4,084    4,763  103,498     104,084  104,763
 8 .....................      8,500       4,020       4,789    5,703  104,020     104,789  105,703
 9 .....................      9,762       4,529       5,507    6,700  104,529     105,507  106,700
10 .....................     11,075       5,022       6,236    7,757  105,022     106,236  107,757
15 .....................     18,471       7,190       9,974   13,981  107,190     109,974  113,981
20 .....................     27,470       8,656      13,649   21,966  108,656     113,649  121,966
25 .....................     38,418       9,157      16,921   27,740  109,157     116,921  127,740
40 .....................     87,659           0(3)   15,425   75,172        0(3)  115,425  175,172

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Policy Termination and Reinstatement--Termination," on page 24 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                           TOTAL CASH VALUE(2)      TOTAL DEATH BENEFIT(2)
                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
             PREMIUMS    GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF    ACCUMULATED      RATES OF RETURN OF        RATES OF RETURN OF
 POLICY   AT 4% INTEREST ------------------------ --------------------------
  YEAR       PER YEAR      0%      4%       8%       0%       4%       8%
 ------   -------------- ------- ------- -------- -------- -------- --------
 1 ......    $   922     $   203 $   220 $    237 $100,000 $100,000 $100,000
 2 ......      1,882         829     883      938  100,000  100,000  100,000
 3 ......      2,880       1,448   1,565    1,688  100,000  100,000  100,000
 4 ......      3,917       2,063   2,270    2,491  100,000  100,000  100,000
 5 ......      4,996       2,670   2,993    3,348  100,000  100,000  100,000
 6 ......      6,119       3,269   3,737    4,264  100,000  100,000  100,000
 7 ......      7,286       3,859   4,499    5,240  100,000  100,000  100,000
 8 ......      8,500       4,439   5,280    6,280  100,000  100,000  100,000
 9 ......      9,762       5,008   6,080    7,388  100,000  100,000  100,000
10 ......     11,075       5,566   6,898    8,568  100,000  100,000  100,000
15 ......     18,471       8,136  11,233   15,685  100,000  100,000  100,000
20 ......     27,470      10,273  15,950   25,369  100,000  100,000  100,000
25 ......     38,418      11,908  21,054   38,691  100,000  100,000  100,000
40 ......     87,659      11,353  37,568  119,376  100,000  100,000  145,639(3)

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," on page 12 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOLD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4% AND 8% OVER A PERIOD OF YEARS. BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                               TOTAL CASH VALUE(2)     TOTAL DEATH BENEFIT(2)
                              ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
                 PREMIUMS    GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT
   END OF      ACCUMULATED     RATES OF RETURN OF        RATES OF RETURN OF
   POLICY     AT 4% INTEREST ----------------------- --------------------------
    YEAR         PER YEAR      0%      4%      8%       0%       4%       8%
   ------     -------------- ------- ------- ------- -------- -------- --------
 1 ..........    $   922     $   189 $   205 $   222 $100,189 $100,205 $100,222
 2 ..........      1,882         814     867     921  100,814  100,867  100,921
 3 ..........      2,880       1,432   1,546   1,667  101,432  101,546  101,667
 4 ..........      3,917       2,044   2,248   2,466  102,044  102,248  102,466
 5 ..........      4,996       2,647   2,966   3,317  102,647  102,966  103,317
 6 ..........      6,119       3,243   3,705   4,225  103,243  103,705  104,225
 7 ..........      7,286       3,828   4,460   5,192  103,828  104,460  105,192
 8 ..........      8,500       4,403   5,234   6,220  104,403  105,234  106,220
 9 ..........      9,762       4,965   6,024   7,314  104,965  106,024  107,314
10 ..........     11,075       5,515   6,830   8,476  105,515  106,830  108,476
15 ..........     18,471       8,024  11,064  15,429  108,024  111,064  115,429
20 ..........     27,470      10,048  15,566  24,706  110,048  115,566  124,706
25 ..........     38,418      11,496  20,255  37,107  111,496  120,255  137,107
40 ..........     87,659       9,617  32,138 103,757  109,617  132,138  203,757

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES

                                          TOTAL CASH VALUE(2)           TOTAL DEATH BENEFIT(2)
                                         ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                            PREMIUMS    GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
         END OF           ACCUMULATED     RATES OF RETURN OF              RATES OF RETURN OF
         POLICY          AT 4% INTEREST ----------------------------- --------------------------------
          YEAR              PER YEAR      0%         4%         8%       0%          4%          8%
         ------          -------------- -------    -------    ------- --------    --------    --------
 1 .....................    $   956     $   113    $   128    $   142 $100,000    $100,000    $100,000
 2 .....................      1,950         547        591        636  100,000     100,000     100,000
 3 .....................      2,984         948      1,040      1,136  100,000     100,000     100,000
 4 .....................      4,059       1,316      1,472      1,641  100,000     100,000     100,000
 5 .....................      5,177       1,649      1,885      2,147  100,000     100,000     100,000
 6 .....................      6,340       1,944      2,276      2,655  100,000     100,000     100,000
 7 .....................      7,549       2,200      2,642      3,161  100,000     100,000     100,000
 8 .....................      8,807       2,414      2,981      3,664  100,000     100,000     100,000
 9 .....................     10,115       2,585      3,288      4,161  100,000     100,000     100,000
10 .....................     11,475       2,708      3,558      4,648  100,000     100,000     100,000
15 .....................     19,138       2,370      4,062      6,643  100,000     100,000     100,000
20 .....................     28,461           0(3)   2,179      6,917        0(3)  100,000     100,000
25 .....................     39,803           0(3)       0(3)   3,155        0(3)        0(3)  100,000

--------
(1) Assumes annual planned premium payments of $919 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Policy Termination and Reinstatement--Termination," on page 24 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                         TOTAL CASH VALUE(2)         TOTAL DEATH BENEFIT(2)
                        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
           PREMIUMS    GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
END OF   ACCUMULATED      RATES OF RETURN OF           RATES OF RETURN OF
POLICY  AT 4% INTEREST --------------------------- -----------------------------
 YEAR      PER YEAR      0%         4%       8%       0%          4%       8%
------  -------------- -------    ------- -------- --------    -------- --------
 1 ...     $ 1,186     $   268    $   288 $    309 $100,268    $100,288 $100,309
 2 ...       2,419         896        961    1,027  100,896     100,961  101,027
 3 ...       3,701       1,489      1,623    1,764  101,489     101,623  101,764
 4 ...       5,035       2,045      2,273    2,520  102,045     102,273  102,520
 5 ...       6,422       2,560      2,907    3,292  102,560     102,907  103,292
 6 ...       7,864       3,305      3,524    4,080  103,035     103,524  104,080
 7 ...       9,364       3,466      4,119    4,882  103,466     104,119  104,882
 8 ...      10,924       3,852      4,690    5,697  103,852     104,690  105,697
 9 ...      12,547       4,191      5,234    6,524  104,191     105,234  106,524
10 ...      14,234       4,477      5,743    7,356  104,477     105,743  107,356
15 ...      23,740       4,899      7,492   11,358  104,899     107,492  111,358
20 ...      35,305       2,995      6,981   14,170  102,995     106,981  114,170
25 ...      49,375           0(3)   2,476   13,813        0(3)  102,476  113,813

--------
(1) Assumes annual planned premium payments of $1,140 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Policy Termination and Reinstatement--Termination," on page 24 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                              TOTAL CASH VALUE(2)      TOTAL DEATH BENEFIT(2)
                             ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
               PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
  END OF     ACCUMULATED      RATES OF RETURN OF         RATES OF RETURN OF
  POLICY    AT 4% INTEREST ------------------------- --------------------------
   YEAR        PER YEAR      0%       4%       8%       0%       4%       8%
  ------    -------------- ------- -------- -------- -------- -------- --------
 1 ........    $   956     $    90 $    104 $    119 $100,000 $100,000 $100,000
 2 ........      1,950         628      673      720  100,000  100,000  100,000
 3 ........      2,984       1,147    1,246    1,349  100,000  100,000  100,000
 4 ........      4,059       1,648    1,821    2,008  100,000  100,000  100,000
 5 ........      5,177       2,132    2,403    2,701  100,000  100,000  100,000
 6 ........      6,340       2,594    2,984    3,426  100,000  100,000  100,000
 7 ........      7,549       3,030    3,561    4,179  100,000  100,000  100,000
 8 ........      8,807       3,439    4,134    4,963  100,000  100,000  100,000
 9 ........     10,155       3,821    4,701    5,778  100,000  100,000  100,000
10 ........     11,475       4,172    5,257    6,625  100,000  100,000  100,000
15 ........     19,138       5,476    7,894   11,426  100,000  100,000  100,000
20 ........     28,461       5,789   10,010   17,263  100,000  100,000  100,000
25 ........     39,803       4,333   10,717   23,930  100,000  100,000  100,000

--------
(1) Assumes annual planned premium payments of $919 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                              TOTAL CASH VALUE(2)      TOTAL DEATH BENEFIT(2)
                             ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
               PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
  END OF     ACCUMULATED      RATES OF RETURN OF         RATES OF RETURN OF
  POLICY    AT 4% INTEREST ------------------------- --------------------------
   YEAR        PER YEAR      0%       4%       8%       0%       4%       8%
  ------    -------------- ------- -------- -------- -------- -------- --------
 1 ........    $ 1,186     $   225 $    245 $    264 $100,225 $100,245 $100,264
 2 ........      2,419         959    1,023    1,089  100,959  101,023  101,089
 3 ........      3,701       1,671    1,810    1,955  101,671  101,810  101,955
 4 ........      5,035       2,360    2,604    2,865  102,360  102,604  102,865
 5 ........      6,422       3,030    3,408    3,825  103,030  103,408  103,825
 6 ........      7,864       3,674    4,217    4,832  103,674  104,217  104,832
 7 ........      9,364       4,287    5,026    5,883  104,287  105,026  105,883
 8 ........     10,924       4,871    5,834    6,982  104,871  105,834  106,982
 9 ........     12,547       5,423    6,640    8,131  105,423  106,640  108,131
10 ........     14,234       5,939    7,439    9,328  105,939  107,439  109,328
15 ........     23,740       8,004   11,332   16,168  108,004  111,332  116,168
20 ........     35,305       8,958   14,733   24,523  108,958  114,733  124,523
25 ........     49,375       8,027   16,652   33,989  108,027  116,652  133,989

--------
(1) Assumes annual planned premium payments of $1,140 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 POLICY RIGHTS

  The description of rights under the Policy set forth below assumes that no riders are in effect. See Appendix A, page 67, for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

  Policy Loan. After the first Policy year, the Policy owner may borrow money from Metropolitan Tower using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater). For situations where a Policy loan may be treated as a taxable distribution, see "Federal Tax Matters," page 45.

  Allocation of Policy Loan. Metropolitan Tower will allocate a Policy loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  Interest. The interest charged on a Policy loan accrues daily. In most states, the interest rate is adjustable and will be set by Metropolitan Tower from time to time. An applicable interest rate will be determined for each Policy year and will apply to any new or outstanding loan under a Policy during that Policy year. The applicable interest rate will not exceed the greater of 5% or the Monthly Average Corporate Yield shown on Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. In the event that such average published by Moody's Investors Service, Inc. is not available, Metropolitan Tower will substitute an average that is similar in nature and which is acceptable to the Insurance Supervisory official of the state in which the Policy is delivered.

  In those states where an adjustable interest rate is not permitted or where a fixed interest rate must be offered as an alternative, a separate policy will be made available providing for loan interest on a fixed basis. In these cases, the interest rate is currently 8% per year.

  Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Policy Loan Account.

  The Tax Reform Act of 1986 phased out the consumer interest deduction for federal income tax purposes. Thus, for individuals, interest paid to Metropolitan Tower in connection with policy loans used for consumer purposes is no longer deductible.

  The Tax Reform Act of 1986 also changed the law with respect to the deductibility of interest on policyholder loans on life insurance policies owned by businesses. In the case of life insurance policies owned by a taxpayer covering the life of an individual who is an officer or employee, or is financially interested in the taxpayer's trade or business, the interest paid on the policy loan is not deductible to the extent that the aggregate indebtedness, under all the policies covering such person, exceeds $50,000. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. See "Federal Tax Matters," page 45.

  Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the transfer was made.

  Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a rate equal to the adjustable or fixed rate charged less a percentage charge, based on expenses associated with Policy loans, determined by Metropolitan Tower. Presently, this charge is 2%. Thus, with respect to loans subject to the present fixed rate of 8%, the interest rate presently credited is 6%. The minimum rate credited to the Policy Loan Account will be 4% per year regardless of whether loans are subject to a fixed rate or an adjustable rate. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

  Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Tower will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Metropolitan Tower within 61 days from the monthly anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement," page 24).

  Repayment of Indebtedness. Indebtedness may be repaid any time before the Final Date while the insured is living. The minimum repayment is $50. If not repaid, Metropolitan Tower will deduct indebtedness from any amount payable under the Policy. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Policy owner must designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES

  Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may make a partial withdrawal or totally surrender the Policy by sending a written request to Metropolitan Tower. The maximum amount available for surrender or withdrawal is the cash surrender value on the Date of Receipt of the request. No charge will be imposed on surrenders or partial withdrawals. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters," page 45.

  Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Tower may require that the Policy itself be returned along with the request.

A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix A," page 67). If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value but before the end of the Policy month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Policy's death benefit and cash value, both computed as of the surrender date.

  Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy's cash surrender value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  When death benefit Option A is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount withdrawn. If increases in the specified face amount previously have occurred, a partial withdrawal when Death Benefit Option A is in effect will reduce the specified face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Benefits-- Decreases," page 14).

  A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases," page 14), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules (see "Premiums--Premium Limitations," page 23). A partial withdrawal will also not be permitted if the resulting cash surrender value would be less than $500. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below $500, Metropolitan Tower will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

  During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, notwithstanding any limitations on transfers described in "Allocation of Premiums and Cash Value--Cash Value Transfers," on page 24, and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers," on page 24.

  In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy's cash surrender value will be transferred to the general account of Metropolitan Life.

                               THE FIXED ACCOUNT

  A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Tower. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Policy itself.

  The General Account consists of all assets owned by Metropolitan Tower other than those in the Separate Account and other separate accounts. Subject to applicable law, Metropolitan Tower has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of Metropolitan Tower.

  A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Tower guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Metropolitan Tower is not obligated to credit interest at any higher rate, although Metropolitan Tower may, in its sole discretion, do so.

FIXED ACCOUNT BENEFITS

  The Policy owner may select either death benefit Option A or B under the Policy and may change such option or the Policy's specified face amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally (see "Policy Benefits--Death Benefits," page 12).

FIXED ACCOUNT CASH VALUE

  Net premiums allocated to the Fixed Account are credited to the Policy. The Company guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. The Company may declare any rate of interest in excess of 4% at any time, subject to the following conditions: the Company will not decrease the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, the Company will not decrease the rate of excess interest for a period of twelve months from the date declared. The Company may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

  The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

  ANY INTEREST METROPOLITAN TOWER CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METROPOLITAN TOWER. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Policy indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.

  The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anniversary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans (see "Allocation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges;" "Surrender and Withdrawal Privileges," pages 24, 38 and 39).

  Metropolitan Tower reserves the right to delay transfers, withdrawals, surrenders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see "Other Policy Provisions--Payment and Deferment," page 44). Payments to pay premiums on another policy with Metropolitan Tower will not be delayed.

                     RIGHTS RESERVED BY METROPOLITAN TOWER

  Metropolitan Tower reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Tower will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Tower may make include:

  . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  . To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  . To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

  . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

  . To change the way Metropolitan Tower assesses charges, but without increasing the aggregate amount charged to the Fixed Account, the Separate Account and any currently available portfolio of the Fund in connection with the Policies.

  . To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Tower to take.

If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Policy are allocated, Metropolitan Tower will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account.

                            OTHER POLICY PROVISIONS

  Owner. The owner of a Policy is the insured unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a contingent owner who would become the Policy owner if the owner should die before the insured dies.

  Beneficiary. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.

  If more than one beneficiary is alive when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

  Incontestability. Metropolitan Tower will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Tower will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

  Suicide. The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Tower will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colorado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Tower's liability with respect to such increase will be limited to the cost thereof.

  Age and Sex. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

  Collateral Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Metropolitan Tower is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Tower is not responsible for the validity of any assignment or release thereof.

  Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Tower will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

  However, Metropolitan Tower may defer the determination, application or payment of any such amount or any transfer of cash value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Metropolitan Tower to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners. Metropolitan Tower will not defer a loan used to pay premiums on other policies issued by it.

  As with traditional life insurance, Metropolitan Tower can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned or is uncertain.

  Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Tower's surplus.

  The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

                  SALES AND ADMINISTRATIVE SERVICES AGREEMENT

  Metropolitan Tower and Metropolitan Life have entered into a Sales and Administrative Services Agreement ("Agreement") under which Metropolitan Life has agreed to perform the sales and administrative services relating to the Policies. For performing these services, Metropolitan Life will be reimbursed by Metropolitan Tower pursuant to the terms of the Agreement. The offices which may administer the Policies are located in: Aurora, Illinois; Johnstown, Pennsylvania; Pearl River, New York; Princeton, New Jersey; San Ramon, California; Tampa, Florida; Tulsa, Oklahoma; and Warwick, Rhode Island. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Tower may name different Designated Offices for different transactions.

  Under the Agreement, Metropolitan Life acts as the principal underwriter (distributor) of the Policies as defined in the 1940 Act (see "Distribution of the Policies," page 45). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Account One of Metropolitan Tower and Metropolitan Life Separate Accounts E and UL of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Finally, Metropolitan Life acts as the principal underwriter of single premium multifunded life insurance policies, premiums for which may also be allocated to the Separate Account.

  The Agreement may be terminated by either party in accordance with its terms.

  Bonding. The directors, officers and employees of Metropolitan Tower are bonded in the amount of $50,000,000 subject to a $5,000,000 deductible. Directors, officers and employees of Metropolitan Life are covered under the same bond.

                          DISTRIBUTION OF THE POLICIES

  The Policies will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the policies of Metropolitan Tower, are also licensed life insurance sales representatives and registered representatives of Metropolitan Life, the principal underwriter of the Policies. Metropolitan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Policies may in the future be sold through other registered broker-dealers, including MetLife Securities, Inc., a wholly owned broker-dealer subsidiary of Metropolitan Life. Maximum commissions payable during the first policy year to writing representatives will be 55% of the commissionable premium plus 5% of the excess of the premium paid over the commissionable premium. The commissionable premium is equal to $500 plus an amount per thousand dollars of specified face amount which varies by the age and sex of the insured and with the existence of certain optional insurance benefits. The commissionable premium may be less than the amount of premium actually paid. Writing representatives may be required to return all or part of the first year commission if the Policy is not continued through the first Policy year. Renewal commissions in Policy years 2 through 4 will be 3% of premiums paid and are payable to the writing representative. Service commissions in Policy years 2 through 10 will be 2% of premiums paid. Service commissions in Policy years 11 and after will be 1% of premiums paid.

  The sales manager receives (i) a commission not to exceed 16% of first year commissions credited to the writing representative, (ii) a commission not to exceed 16% of renewal and service commissions paid to the writing representative in Policy years 2 and later and (iii) a commission not to exceed 35% of service commissions credited to the servicing representative after the first Policy year.

  The commissions are paid by Metropolitan Life and reimbursed by Metropolitan Tower under the Agreement. They do not result in any charges against the Policy in addition to those set forth under "Charges and Deductions," page 25. During 1991, such commissions aggregated approximately $1,100,000.

                              FEDERAL TAX MATTERS

  The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Metropolitan Tower are currently in effect.

TAXATION OF THE POLICY

  The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under either death benefit option in the Policy is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender.

  Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy. Under most circumstances, only the amount withdrawn or received upon surrender that exceeds the total premiums paid will be treated as ordinary income.

  The United States Treasury Department has adopted regulations which set standards of diversification for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Tower believes that these diversification standards will be satisfied. Failure to do so would result in immediate taxation to Policy owners of all positive investment experience credited to a Policy.

  There is a possibility that regulations may be proposed in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Metropolitan Tower reserves the right to amend the Policies in any way necessary to avoid any such result.

  Metropolitan Tower also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is or becomes a modified endowment contract as described below, that no part of any loan received under a Policy will constitute income to the owner. A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. A total surrender or cancellation of the Policy also may have tax consequences depending on the circumstances.

  The Technical and Miscellaneous Revenue Act of 1988 amended the federal income tax treatment of pre-death withdrawals from a class of life insurance contracts referred to as modified endowment contracts. Unlike other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of certain amounts received before age 59 1/2.

  In general, a modified endowment contract is a life insurance contract entered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provide for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven policy years in the case of certain events such as a material modification of the policy as discussed below. If there is a reduction in benefits under the contract during any seven-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two years before a policy fails the 7-pay test is treated as made in anticipation of such failure. Whether or not a particular policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and several other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Policy to determine to what extent, if any, these tax rules apply. A material modification to a Policy includes, but is not limited to, any increase in the future benefits provided under the Policy. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first 7 Policy years will not be considered material modifications. Furthermore, an increase in death benefits of not more than $150,000 over the death benefit in effect on October 20, 1988 on a pre-June 21, 1988 Policy will also not be considered a material modification if under the terms of the Policy such increase is not subject to additional evidence of insurability. The annual statement sent to each Policy owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations," page 23).

  Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unscheduled premium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

  The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of an estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

  If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership of receipt of Policy proceeds depend on the circumstances of each insured, owner or beneficiary.

  The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

TAXATION OF METROPOLITAN TOWER

  Metropolitan Tower does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, Metropolitan Tower determines that it may incur such taxes, it may assess a charge against or make provisions in the Separate Account for those taxes.

  Under present laws, Metropolitan Tower may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Tower may decide to assess a charge against or make provisions for such taxes in the Separate Account.

                                   MANAGEMENT

  The present directors and the senior officers of Metropolitan Tower are listed below, together with certain information concerning them:

     DIRECTORS                     PRINCIPAL OCCUPATION*
     ---------                     ---------------------
     Theodossios Athanassiades.... Senior Executive Vice-President, Metropolitan
                                   Life.
     Philip Briggs................ Vice-Chairman of the Board, Metropolitan
                                   Life.
     OFFICER-DIRECTORS
     -----------------
     Stewart G. Nagler............ Chairman of the Board, Metropolitan Tower;
                                   Senior Executive Vice-President, Metropolitan
                                   Life.
     Robert J. Crimmins........... President and Chief Executive Officer, Metro-
                                   politan Tower; Executive Vice-President, Met-
                                   ropolitan Life.
     Charles M. Kavitsky.......... Vice-President, Metropolitan Tower and Metro-
                                   politan Life.
     Alan E. Lazarescu............ Vice-President and General Counsel, Metropol-
                                   itan Tower; Vice-President and Insurance
                                   Counsel, Metropolitan Life.
     Stephen E. White............. Vice-President and Actuary, Metropolitan
                                   Tower and Metropolitan Life.
     OFFICERS
     --------
     Elliot Reiter................ Vice-President and Controller, Metropolitan
                                   Tower; Vice-President and Personal Insurance
                                   Controller, Metropolitan Life.
     Leland C. Launer............. Vice-President and Treasurer, Metropolitan
                                   Tower; Vice-President, Metropolitan Life.
     Thomas F. McDermott.......... Vice-President, Metropolitan Tower and Metro-
                                   politan Life.
     William D. Kerrigan.......... Vice-President, Metropolitan Tower and Metro-
                                   politan Life.
     Pamela J. Duffy.............. Actuary, Metropolitan Tower; Vice-President,
                                   Metropolitan Life.
     Ira H. Shuman................ Vice-President, Metropolitan Tower; Associate
                                   General Counsel, Metropolitan Life.
     Nicholas D. Latrenta......... Secretary, Metropolitan Tower; Vice-President
                                   and Secretary, Metropolitan Life.

--------
* The principal occupation of each director and officer during the last five years has been as an officer of Metropolitan Life. Each officer spends part time on Metropolitan Tower matters. The business address of each director and officer is 1 Madison Avenue, New York, New York 10010.

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Metropolitan Tower will vote the shares of each of the portfolios of the Fund which are deemed attributable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Metropolitan Tower determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed attributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (including the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

  Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Tower.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding contrary Policy owner voting instructions, Metropolitan Tower may vote Fund shares in any manner necessary to enable the Fund to (1) make or refrain from making any change in the investments or investment policies for any portfolio of the Fund, if required by any insurance regulatory authority;
(2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy owners or the Fund's Board of Directors, provided Metropolitan Tower's disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that Metropolitan Tower does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

                                    REPORTS

  Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, transfers among investment divisions, partial withdrawals, increases in loan principal by the Policy owner, loan repayments, termination for any reason, reinstatement and premium payments. An annual statement will also be sent to the Policy owner within thirty days after a Policy year summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan principal. The annual statement will also discuss the modified endowment contract status of a Policy (see "Premiums--Premium Limitations," page 23). In addition, an owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

                                STATE REGULATION

  Metropolitan Tower is subject to regulation and supervision by the Insurance Department of the State of Delaware, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the form of Policy has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold.

  Metropolitan Tower is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                             REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, Metropolitan Tower and the Policies. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS

  The legality of the Policies described in this Prospectus has been passed upon by J. Austin Lyons, Jr., Vice-President and General Counsel of Metropolitan Tower, since retired. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have acted as special counsel on certain matters relating to the federal securities laws.

                                    EXPERTS

  The financial statements included in this Prospectus have been audited by Deloitte & Touche, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such opinions given upon the authority of such firm as experts in auditing and accounting.

  Actuarial matters included in this Prospectus have been examined by Pamela J. Duffy, FSA, MAAA, Actuary of Metropolitan Tower, as stated in her opinion filed as an exhibit to the registration statement.

                              FINANCIAL STATEMENTS

  The financial statements of Metropolitan Tower included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Tower to meet its obligations under the Policies.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Metropolitan Tower Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Growth, Income, Money Market, Diversified and Equity Income Divisions of Metropolitan Tower Separate Account Two as of December 31, 1991 and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1991 and 1990. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1991 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified and Equity Income Divisions of Metropolitan Tower Separate Account Two at December 31, 1991 and the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
New York, New York
February 24, 1992

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1991

                                                   MONEY                  EQUITY
                            GROWTH      INCOME     MARKET   DIVERSIFIED   INCOME
                           DIVISION    DIVISION   DIVISION   DIVISION    DIVISION
                          ----------- ---------- ---------- ----------- ----------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
  Growth Portfolio
   (760,432 shares; cost
   $13,449,124).........  $16,391,561        --         --          --         --
  Income Portfolio
   (272,627 shares; cost
   $3,090,010)..........          --  $3,359,970        --          --         --
  Money Market Portfolio
   (139,277 shares; cost
   $1,511,640)..........          --         --  $1,475,401         --         --
  Diversified Portfolio
   (2,837,325 shares;
   cost $32,831,676)....          --         --         --  $38,607,482        --
  Equity Income Portfo-
   lio (104,840 shares;           --         --         --          --  $1,077,605
   cost $1,109,727).....  ----------- ---------- ---------- ----------- ----------
     Total Investments..   16,391,561  3,359,970  1,475,401  38,607,482  1,077,605
Cash and Accounts Re-           7,663      2,997        108       3,269      1,122
 ceivable...............  ----------- ---------- ---------- ----------- ----------
TOTAL ASSETS............   16,399,224  3,362,967  1,475,509  38,610,751  1,078,727
LIABILITIES.............       16,456      2,523        288      42,469      1,393
                          ----------- ---------- ---------- ----------- ----------
NET ASSETS..............  $16,382,768 $3,360,444 $1,475,221 $38,568,282 $1,077,334
                          =========== ========== ========== =========== ==========

                       See Notes to Financial Statements.

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1991

                                                  MONEY                 EQUITY
                               GROWTH    INCOME   MARKET   DIVERSIFIED  INCOME
                              DIVISION  DIVISION DIVISION   DIVISION   DIVISION
                             ---------- -------- --------  ----------- --------
INVESTMENT INCOME:
Income:
 Dividends (Note 2)........  $  946,954 $197,369 $ 95,462  $1,906,097  $ 62,592
Expenses:
 Mortality and expense           98,118   21,627   10,463     247,791     6,425
  charges (Note 3).........  ---------- -------- --------  ----------  --------
Net investment income......     848,836  175,742   84,999   1,658,306    56,167
                             ---------- -------- --------  ----------  --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 from
 security transactions.....     117,381    6,323    2,432      44,027    (7,634)
Unrealized appreciation
 (depreciation) of invest-    2,722,055  274,486  (15,618)  5,599,306    96,441
 ments.....................  ---------- -------- --------  ----------  --------
Net realized and unrealized
 gain (loss) on investments   2,839,436  280,809  (13,186)  5,643,333    88,807
 (Note 1B).................  ---------- -------- --------  ----------  --------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM   $3,688,272 $456,551 $ 71,813  $7,301,639  $144,974
 OPERATIONS................  ========== ======== ========  ==========  ========

                       See Notes to Financial Statements.

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                      STATEMENTS OF CHANGES IN NET ASSETS

                                     FOR THE YEAR ENDED DECEMBER 31
                              ------------------------------------------------
                                  GROWTH DIVISION          INCOME DIVISION
                              ------------------------  ----------------------
                                 1991         1990         1991        1990
                              -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income
  (loss)..................... $   848,836  $   224,508  $  175,742  $  198,292
 Net realized gain (loss)
  from security transactions.     117,381       42,607       6,323       4,392
 Unrealized appreciation (de-   2,722,055   (1,115,834)    274,486       3,179
  preciation) of investments. -----------  -----------  ----------  ----------
 Net increase (decrease) in
  net assets resulting from     3,688,272     (848,719)    456,551     205,863
  operations................. -----------  -----------  ----------  ----------
From capital transactions:
 Net premiums................   5,564,010    7,340,783     971,837   1,295,769
 Portfolio transfers.........    (567,437)    (351,772)    (48,571)    (90,933)
 Other transfers.............  (2,815,183)  (3,034,815)   (518,032)   (619,085)
                              -----------  -----------  ----------  ----------
 Net increase in net assets
  resulting from capital        2,181,390    3,954,196     405,234     585,751
  transactions............... -----------  -----------  ----------  ----------
NET CHANGE IN NET ASSETS.....   5,869,662    3,105,477     861,785     791,614
 Net Assets--beginning of      10,513,106    7,407,629   2,498,659   1,707,045
  year....................... -----------  -----------  ----------  ----------
 Net Assets--end of year..... $16,382,768  $10,513,106  $3,360,444  $2,498,659
                              ===========  ===========  ==========  ==========

                       See Notes to Financial Statements.

------------------------------------------------------------------------
                                                       EQUITY INCOME
 MONEY MARKET DIVISION     DIVERSIFIED DIVISION          DIVISION
------------------------  ------------------------  --------------------
   1991         1990         1991         1990         1991       1990
-----------  -----------  -----------  -----------  ----------  --------
$    84,999  $    60,397  $ 1,658,306  $ 1,442,073  $   56,167  $ 56,956
      2,432       14,789       44,027       10,316      (7,634)  (35,626)
    (15,618)       2,415    5,599,306   (1,605,702)     96,441   (99,596)
-----------  -----------  -----------  -----------  ----------  --------
     71,813       77,601    7,301,639     (153,313)    144,974   (78,266)
-----------  -----------  -----------  -----------  ----------  --------
    423,525      629,183    9,824,546   12,777,365     517,746   704,435
     85,058     (209,086)  (2,184,350)  (1,991,235)    (97,658) (341,410)
   (251,074)    (259,130)  (5,478,719)  (5,673,589)   (232,373) (281,364)
-----------  -----------  -----------  -----------  ----------  --------
    257,509      160,967    2,161,477    5,112,541     187,715    81,661
-----------  -----------  -----------  -----------  ----------  --------
    329,322      238,568    9,463,116    4,959,228     332,689     3,395
  1,145,899      907,331   29,105,166   24,145,938     744,645   741,250
-----------  -----------  -----------  -----------  ----------  --------
 $1,475,221   $1,145,899  $38,568,282  $29,105,166  $1,077,334  $744,645
===========  ===========  ===========  ===========  ==========  ========

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1991

  Metropolitan Tower Separate Account Two (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of five investment divisions. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Tower Life Insurance Company ("Metropolitan Tower Life"), a wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), on September 18, 1984 and registered as a unit investment trust on December 21, 1984. The assets of the Separate Account are the property of Metropolitan Tower Life.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS
      Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the five designated portfolios of the Fund in which the five investment divisions of the Separate Account invest as of December 31, 1991 is included as
      Note 5. The methods used to value the Fund's investments at December 31, 1991 are described in Note 1A of the Fund's 1991 Annual Report.

  B. SECURITY TRANSACTIONS
      Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES
      The operations of the Separate Account will be reported on the federal income tax return of Metropolitan Tower Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Metropolitan Tower Life joins with Metropolitan Life and Metropolitan Life's includable affiliates in filing a consolidated federal income tax return.

      Currently, no charge is being made against the Separate Account for federal income taxes, or reserves for such taxes, that may be attributable to the Separate Account. Although Metropolitan Tower Life may decide to make such a charge in the future, it does not expect to do so for a number of years, based on current law.

  D. NET PREMIUMS
      Metropolitan Tower Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account.

2. DIVIDENDS

  On April 24, 1991 and December 20, 1991 the Fund declared dividends for all shareholders of record on April 25, 1991 and December 26, 1991, respectively. Total dividends of $3,208,474 were received by Metropolitan Tower Life for the Separate Account on April 26, 1991 and December 27, 1991, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of these investments, the number of shares of the fund held by each of the five investment divisions increased by the following:
Growth Portfolio 45,354 shares, Income Portfolio 16,149 shares, Money Market Portfolio 9,016 shares, Diversified Portfolio 143,169 shares, and Equity Income Portfolio 6,211 shares.

3. EXPENSES

  Metropolitan Tower Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Tower Life. This charge is equivalent to an effective annual rate of .75% of the average daily value of the assets in the Separate Account which are attributable to the policies.

4. RELATED PARTY AGREEMENTS

  Metropolitan Life acts as the distributor and principal underwriter, as defined in the Investment Company Act of 1940, of the policies issued through the Separate Account. Metropolitan Life has entered into a sales agreement with Metropolitan Tower Life, whereby Registered Representatives of Metropolitan Life, authorized as variable life insurance agents under applicable state insurance laws, sell the policies. The Registered Representatives are compensated on a commission basis.

  Metropolitan Life has also entered into an agreement with Metropolitan Tower Life under which Metropolitan Life performs the administrative services related to the policies, including underwriting and issue, billing and collections, and policyowner service.

5.                       METROPOLITAN SERIES FUND, INC.

                A SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1991

                         GROWTH             INCOME            MONEY MARKET          DIVERSIFIED        EQUITY INCOME
                        PORTFOLIO          PORTFOLIO           PORTFOLIO             PORTFOLIO           PORTFOLIO
                        ---------          ---------     ----------------------     -----------        -------------
                      VALUE              VALUE               VALUE                 VALUE              VALUE
                    (NOTE 1A)          (NOTE 1A)           (NOTE 1A)             (NOTE 1A)          (NOTE 1A)
COMMON STOCKS

 Airline ......... $ 3,885,150  (1.7%)                                          $ 2,230,950  (1.0%) $ 350,675    (2.3%)
 Automotive.......   7,356,250  (3.2%)                                            4,173,000  (1.8%)       --        --
 Banking..........   7,306,000  (3.1%)                                            4,301,312  (1.9%)       --        --
 Business Servic-
  es..............   5,395,119  (2.3%)                                            3,328,194  (1.4%)   718,138    (4.7%)
 Chemical.........         --      --                                                   --      --    328,063    (2.1%)
 Drug.............  36,960,738 (15.9%)                                           20,809,563  (9.0%)   793,688    (5.2%)
 Electric Utili-
  ties............   8,945,588  (3.9%)                                            4,881,975  (2.1%) 1,783,361   (11.7%)
 Electronic.......         --      --                                                   --      --        --        --
 Financial Servic-
  es..............   4,978,350  (2.1%)                                            2,997,000  (1.3%)       --        --
 Food and Bever-
  age.............  13,674,075  (5.9%)                                            7,468,037  (3.2%)   240,750    (1.6%)
 Forest Products..   4,525,950  (1.9%)                                            2,574,000  (1.1%)       --        --
 Hospital Supply..  16,782,700  (7.2%)                                            9,840,987  (4.2%)   182,738    (1.2%)
 Hotel and Restau-
  rant............   5,861,250  (2.5%)                                            3,288,750  (1.4%)       --        --
 Insurance........   3,646,763  (1.6%)                                            2,117,250  (0.9%)   774,150    (5.1%)
 Machinery........         --      --                                                   --      --    309,375    (2.0%)
 Metal and Mining.   2,225,020  (1.0%)                                            1,188,200  (0.5%)       --        --
 Natural Gas......   4,279,375  (1.8%)                                            2,318,625  (1.0%)       --        --
 Oil..............  13,091,070  (5.6%)                                            7,218,735  (3.1%) 1,028,487    (6.7%)
 Oil Services.....   4,175,025  (1.8%)                                            2,284,862  (1.0%)   513,950    (3.4%)
 Personal Care....   9,894,400  (4.2%)                                            5,496,463  (2.4%)       --        --
 Printing and Pub-
  lishing.........   7,555,125  (3.3%)                                            4,285,000  (1.8%)    83,250    (0.5%)
 Recreation.......  16,613,874  (7.2%)                                            9,395,856  (4.0%)   366,400    (2.4%)
 Retail Trade.....  18,490,982  (8.0%)                                           10,855,725  (4.7%)   732,750    (4.8%)
 Telephone........  12,005,749  (5.2%)                                            7,021,313  (3.0%)       --        --
 Textiles & Appar-
  el..............   2,028,000  (0.9%)                                            1,157,650  (0.5%)       --        --
 Tobacco..........  11,064,350  (4.8%)                                            6,415,063  (2.8%)       --        --
                   ----------- -------                                          ----------- ------- --------- ---------
 Total Common
  Stocks.......... 220,740,903 (95.1%)                                          125,648,510 (54.1%) 8,205,775   (53.7%)

                           GROWTH                INCOME            MONEY MARKET           DIVERSIFIED          EQUITY INCOME
                          PORTFOLIO            PORTFOLIO            PORTFOLIO              PORTFOLIO             PORTFOLIO
                    --------------------- -------------------- --------------------- ---------------------- --------------------
                       VALUE                 VALUE                VALUE                 VALUE                  VALUE
                     (NOTE 1A)             (NOTE 1A)            (NOTE 1A)             (NOTE 1A)              (NOTE 1A)
 CONVERTIBLE PREFERRED
  STOCKS
  Automotive......                                                                                          $   457,275   (3.0%)
  Banking.........                                                                                              716,444   (4.7%)
  Machinery.......                                                                                              261,800   (1.7%)
  Metal and Min-
   ing............                                                                                              368,650   (2.4%)
  Oil.............                                                                                              363,225   (2.4%)
  Oil Services....                                                                                              145,750   (0.9%)
  Printing & Pub-                                                                                               426,525   (2.8%)
   lishing........                                                                                          ----------- --------
  Total Convert-
   ible Preferred
   Stocks.........                                                                                            2,739,669  (17.9%)
 LONG-TERM DEBT SECURITIES
  Corporate Bonds
  Bank............                        $ 2,012,500   (2.3%)                                --                    --       --
  Electric Utili-
   ty.............                            523,250   (0.6%)                                --                    --       --
 Financial Serv-
  ices............                          4,246,277   (4.9%)                         10,000,300    (4.3%)         --       --
  Government
   Backed.........                          2,772,441   (3.2%)                          4,168,569    (1.8%)         --       --
  Industrials.....                          5,972,694   (6.8%)                          5,042,505    (2.1%)         --       --
  Mortgage-Backed.                            651,032   (0.7%)                            868,042    (0.4%)         --       --
  Retail Trade....                                --       --                                 --        --      383,688   (2.5%)
  Telephone.......                          3,157,316   (3.6%)                          2,242,211    (1.0%)         --       --
                                          ----------- --------                       ------------  -------- ----------- --------
  Total Corporate
   Bonds..........                         19,335,510  (22.1%)                         22,321,627    (9.6%)     383,688   (2.5%)
  Foreign Obliga-
   tions..........                         13,193,184  (15.1%)                          4,014,273    (1.7%)         --       --
  Federal Agency
   Obligations....                         21,384,440  (24.5%)                         30,169,956   (13.0%)         --       --
  Federal Treasury
   Obligations....                         19,898,499  (22.8%)                         28,638,252   (12.3%)         --       --
  Federal Treasury
   Obligations                              3,846,972   (4.4%)                         13,269,510    (5.7%)         --       --
   Zero Coupon....                        ----------- --------                       ------------  -------- ----------- --------
  Total Long-Term
   Debt
   Securities.....                         77,658,605  (88.9%)                         98,413,618   (42.3%)     383,688   (2.5%)
 CONVERTIBLE BONDS
  Banking.........                                                                                              424,000   (2.8%)
  Business Servic-
   es.............                                                                                              352,000   (2.3%)
  Oil.............                                                                                              372,000   (2.4%)
  Oil Services....                                                                                              386,250   (2.5%)
  Recreation......                                                                                            1,106,000   (7.2%)
  Retail Trade....                                                                                              759,500   (5.0%)
                                                                                                            ----------- --------
  Total Convert-
   ible Bonds.....                                                                                            3,399,750  (22.2%)
 VARIABLE RATE EX-
  CHANGE DEBT
  Oil.............                                                                                              410,000   (2.7%)
                                                                                                            ----------- --------
  Total Variable                                                                                                410,000   (2.7%)
   Rate Exchange
   Debt...........
 SHORT-TERM OBLIGATIONS
  Bankers' Accept-
   ances..........           --       --          --       --  $ 9,450,420   (13.3%)          --        --          --       --
  Commercial Pa-
   per............    11,728,142   (5.0%)   8,174,000   (9.3%)  37,843,657   (53.4%)    8,279,713    (3.6%)         --       --
  Federal Agency
   Obligations....           --       --          --       --   14,500,180   (20.4%)          --        --          --       --
  Federal Treasury           --       --          --       --    9,629,357   (13.6%)          --        --          --       --
   Obligations....  ------------ -------- ----------- -------- -----------  -------- ------------  -------- ----------- --------

  Total Short-Term    11,728,142   (5.0%)   8,174,000   (9.3%)  71,423,614  (100.7%)    8,279,713    (3.6%)         --       --
   Obligations....  ------------ -------- ----------- -------- -----------  -------- ------------  -------- ----------- --------
 TOTAL INVEST-
  MENTS...........   232,469,045 (100.1%)  85,832,605  (98.2%)  71,423,614  (100.7%)  232,341,841  (100.0%)  15,138,882  (99.0%)
  Other Assets
   Less Liabili-       (309,434)   (0.1%)   1,579,519   (1.8%)    (477,270)   (0.7%)      (66,025)   (0.0%)     153,572   (1.0%)
   ties...........  ------------ -------- ----------- -------- -----------  -------- ------------  -------- ----------- --------
 NET ASSETS.......  $232,159,611 (100.0%) $87,412,124 (100.0%) $70,946,344  (100.0%) $232,275,816  (100.0%) $15,292,454 (100.0%)
                    ============ ======== =========== ======== ===========  ======== ============  ======== =========== ========
 CONVERTIBLE PREFERRED
  STOCKS
  Automotive......
  Banking.........
  Machinery.......
  Metal and Min-
   ing............
  Oil.............
  Oil Services....
  Printing & Pub-
   lishing........
  Total Convert-
   ible Preferred
   Stocks.........
 LONG-TERM DEBT SECURITIES
  Corporate Bonds
  Bank............
  Electric Utili-
   ty.............
 Financial Serv-
  ices............
  Government
   Backed.........
  Industrials.....
  Mortgage-Backed.
  Retail Trade....
  Telephone.......
  Total Corporate
   Bonds..........
  Foreign Obliga-
   tions..........
  Federal Agency
   Obligations....
  Federal Treasury
   Obligations....
  Federal Treasury
   Obligations
   Zero Coupon....
  Total Long-Term
   Debt
   Securities.....
 CONVERTIBLE BONDS
  Banking.........
  Business Servic-
   es.............
  Oil.............
  Oil Services....
  Recreation......
  Retail Trade....
  Total Convert-
   ible Bonds.....
 VARIABLE RATE EX-
  CHANGE DEBT
  Oil.............
  Total Variable
   Rate Exchange
   Debt...........
 SHORT-TERM OBLIGATIONS
  Bankers' Accept-
   ances..........
  Commercial Pa-
   per............
  Federal Agency
   Obligations....
  Federal Treasury
   Obligations....
  Total Short-Term
   Obligations....
 TOTAL INVEST-
  MENTS...........
  Other Assets
   Less Liabili-
   ties...........
 NET ASSETS.......

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Tower Life Insurance Company:

We have audited the accompanying balance sheets of Metropolitan Tower Life Insurance Company as of December 31, 1991 and 1990 and the related statements of operations and surplus and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1991 and 1990 and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by insurance regulatory authorities and generally accepted accounting principles.

Deloitte & Touche
New York, New York
February 7, 1992

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                 BALANCE SHEETS

                           DECEMBER 31, 1991 AND 1990

                                                      NOTES   1991      1990
                                                      ----- --------  --------
                                                          (IN THOUSANDS)
ASSETS
Bonds................................................   5   $  6,872  $  6,963
Mortgage loans.......................................              6        11
Policy loans.........................................          4,233     2,320
Cash and short-term investments......................   5     43,518    37,935
Due from affiliates--Federal income tax recoverable..   2          0     1,628
Premiums deferred and uncollected....................            357       397
Investment income due and accrued....................            343       284
Separate account assets..............................         65,480    47,802
Other assets.........................................             54        17
                                                            --------  --------
   TOTAL.............................................       $120,863  $ 97,357
                                                            ========  ========
LIABILITIES AND SURPLUS
Liabilities:
 Reserves for life insurance.........................       $ 28,364  $ 24,959
 Policy and contract claims..........................            445       773
 Other policy liabilities............................              5         6
 Federal income tax..................................   2      2,257         0
 Mandatory securities valuation reserve..............            297       439
 Payable to affiliates...............................   6         83     2,711
 Separate account liabilities........................         65,480    47,802
 Other liabilities...................................          1,017     1,138
                                                            --------  --------
    Total liabilities................................         97,948    77,828
                                                            --------  --------
Surplus:
 Capital stock (1,000 shares authorized issued and
  outstanding, par
  value $2,000 per share)............................          2,000     2,000
 Paid-in surplus.....................................         52,500    52,500
 Accumulated deficit.................................        (31,585)  (34,971)
                                                            --------  --------
    Total surplus....................................         22,915    19,529
                                                            --------  --------
    TOTAL............................................       $120,863  $ 97,357
                                                            ========  ========

                See accompanying notes to financial statements.

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                      STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1991 AND 1990

                                                         NOTES  1991     1990
                                                         ----- -------  -------
                                                               (IN THOUSANDS)
INCOME:
 Premiums..............................................        $26,236  $34,861
 Net investment income.................................          3,681    3,479
 Other income..........................................     6    2,904      344
                                                               -------  -------
 Total income..........................................         32,821   38,684
                                                               -------  -------
BENEFITS AND EXPENSES:
 Benefit payments......................................         11,853    7,415
 Additions to reserve liabilities......................          3,402    5,187
 Insurance expenses and taxes..........................          7,310   21,567
 Net transfers to Separate Accounts....................          4,749    9,605
                                                               -------  -------
 Total benefits and expenses...........................         27,314   43,774
                                                               -------  -------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES.......          5,507   (5,090)
FEDERAL INCOME TAXES (EXCLUDING TAX ON CAPITAL GAINS)..     2   (2,279)   1,629
                                                               -------  -------
NET INCOME.............................................          3,228   (3,461)
SURPLUS ADDITIONS (DEDUCTIONS):
 Change in mandatory securities valuation reserves.....            142      (76)
 Change in non-admitted assets.........................             16      148
                                                               -------  -------
NET CHANGE IN SURPLUS..................................          3,386   (3,389)
SURPLUS AT BEGINNING OF YEAR...........................         19,529   22,918
                                                               -------  -------
SURPLUS AT END OF YEAR.................................        $22,915  $19,529
                                                               =======  =======

                See accompanying notes to financial statements.

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOW

                 FOR THE YEARS ENDED DECEMBER 31, 1991 AND 1990

                                                               1991     1990
                                                              -------  -------
                                                              (IN THOUSANDS)
CASH PROVIDED:
 Premiums received........................................... $26,280  $34,906
 Net investment income received..............................   3,642    3,499
 Other income received.......................................   2,903      344
                                                              -------  -------
 Total Receipts..............................................  32,825   38,749
                                                              -------  -------
 Benefits paid...............................................  12,180    7,151
 Insurance expenses and taxes paid...........................   7,616   21,475
 Net transfers to Separate Accounts..........................   4,807    9,477
 Federal income taxes paid...................................  (1,606)  (2,040)
 Other--(net)................................................   1,913    1,119
                                                              -------  -------
 Total Payments..............................................  24,910   37,182
                                                              -------  -------
 Net Cash from Operations....................................   7,915    1,567
 Proceeds from long-term investments sold, matured or repaid, after deducting tax on capital gains of $0 for 1991 and
  1990.......................................................      65    1,105
 Other cash provided.........................................     923      477
                                                              -------  -------
 Total Cash Provided.........................................   8,903    3,149
                                                              -------  -------
CASH APPLIED:
 Cost of long-term investments acquired......................       0    1,207
 Other cash applied..........................................   3,320      126
                                                              -------  -------
 Total Cash Applied..........................................   3,320    1,333
                                                              -------  -------
NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS................   5,583    1,816
CASH AND SHORT-TERM INVESTMENTS:
BEGINNING OF YEAR............................................  37,935   36,119
                                                              -------  -------
END OF YEAR.................................................. $43,518  $37,935
                                                              =======  =======

                See accompanying notes to financial statements.

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1991 AND 1990

1. ACCOUNTING POLICIES

  The Metropolitan Tower Life Insurance Company (the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is domiciled in Delaware and is chartered to sell life insurance and annuities.

  The accompanying financial statements are prepared on the basis of accounting practices prescribed or permitted by insurance regulatory authorities, which practices are also considered to be generally accepted accounting principles for a wholly-owned life insurance subsidiary of a mutual life insurance company. The primary interest of insurance authorities is the ability of the Company to fulfill its obligations to policyholders; therefore, the financial statements are oriented to the insuring public. Significant accounting policies applied in preparing the financial statements follow.

  Invested Assets and Related Valuation Reserves--Investments are stated in accordance with the valuation procedures of the National Association of Insurance Commissioners ("NAIC"). Bonds and short term investments are stated at their amortized cost, and policy loans at their unpaid principal balances. Short term investments generally mature within a year.

  In connection with general account investments, a mandatory securities valuation reserve prescribed by the NAIC for bonds and stocks is included among the liabilities. Changes in the reserve are reflected directly in surplus.

  Policy Reserves--Policy reserves are computed on the net level premium method, the commissioner's reserve valuation method or the Illinois standard valuation method, as appropriate, and are based on mortality, morbidity and interest rates permitted by the insurance laws of Delaware and all other states in which the Company is licensed. Such reserves are sufficient to provide for contractual surrender values.

  Separate Account Operations--Separate account assets consist solely of investments in shares of the Metropolitan Series Fund, Inc., which are valued at the reported net asset values of the portfolio. Investments held in the separate account (stated at market value) and liabilities of the separate account (including participants' corresponding equity in the separate account) are reported separately as assets and liabilities in the accompanying Balance Sheets. The separate accounts' operating results are reflected in the changes to these assets and liabilities in the accompanying Balance Sheets.

  Revenues and Expenses--Premium revenues are reported over the premium paying period. Investment income is reported as earned. Expenses, including acquisition costs and federal income taxes, are charged to operations as incurred.

  Reclassification--Certain 1990 amounts have been reclassified to conform to the 1991 presentation.


2. FEDERAL INCOME TAXES

  The Company joins with Metropolitan Life and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under this agreement the Federal income tax provision is computed on a separate return basis and provides that members shall receive reimbursement to the extent their losses and other credits result in a reduction of the consolidated tax liability.

  Federal income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the Company's taxable income includes the deferral of certain acquisition costs that are expensed in the accompanying Statement of Operations and Surplus.

3. DIVIDEND RESTRICTION

  Under Delaware Insurance Law, the maximum amount of distributions which can be made to the Company's parent in any given year without prior approval by the Insurance Commissioner is equal to the greater of 10% of the Company's surplus as of the last calendar year, or the net gain from operations as of the last calendar year. The Company did not pay any dividends in 1991 or 1990.

4. CONTINGENCIES

  It is the opinion of management that any litigation, claims or assessments against the Company that have arisen in course of the Company's business, in addition to those that might otherwise be provided for in the financial statements, is not likely to have a material adverse effect on the Company's financial position or the results of its operations.

5. INVESTMENTS

  Bonds--The carrying value, gross unrealized gain (loss) and estimated market value of investments in bonds, by category, as of December 31, 1991 are shown below. For certain securities, market values were obtained from an independent pricing service. Such securities represented approximately 99% of the carrying value and market value of the total bonds as of December 31, 1991. For all other securities, the market values were determined by management, based on interest rates, maturity, credit quality and average life.

                                                             GROSS     ESTIMATED
                                                 CARRYING UNREALIZED    MARKET
                                                  VALUE   GAIN (LOSS)    VALUE
                                                 -------- -----------  ---------
                                                         (IN THOUSANDS)
   U.S. Treasury Notes.........................   $6,814   $307   --    $7,121
   Obligations of states and political subdivi-
    sions......................................       58    --    (38)      20
                                                  ------  ----- -----   ------
     Total.....................................   $6,872   $307  ($38)  $7,141
                                                  ======  ===== =====   ======

  The carrying values and market values of bonds, by contractual maturity, at December 31, 1991 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                       ESTIMATED
                                                              CARRYING  MARKET
                                                               VALUE     VALUE
                                                              -------- ---------
                                                                (IN THOUSANDS)
   Due in one year or less...................................  $3,996   $4,090
   Due after one year through five years.....................   1,348    1,400
   Due after five years through ten years....................   1,470    1,631
   Due after ten years.......................................      58       20
                                                               ------   ------
     Total...................................................  $6,872   $7,141
                                                               ======   ======

  As of December 31, 1991, the Company had $2,818,190 of its bonds on deposit with several state regulatory agencies.

  Concentrations of Credit Risk--As of December 31, 1991, the Company had $43,806,221 or 80% of its total invested assets invested in a Metropolitan Money Market Pool (the "pool"). The pool is a New York general partnership consisting of the Company and other wholly-owned subsidiaries of Metropolitan Life. The pool was formed as a private pass-through investment vehicle to enable the partners to invest, on a pooled basis, in U.S. Treasury securities and high quality corporate money market instruments. Although for economic and administrative convenience, the pooled securities are held in the name of the pool, each member's investments represent that company's pro rata undivided ownership interest in each of the pooled securities.

6. RELATED PARTIES

  The following represents the Company's significant intercompany transactions in 1991 and 1990.

    Service Agreement--Metropolitan Life employees provide management, administrative, investment and policyholder service functions for the Company because the Company has no employees. Metropolitan Life establishes guidelines for reasonable determination of costs of services provided, based on time spent or use of services, and charges its subsidiaries for services rendered. The charges to the Company for such services were approximately $6.7 million and $20.8 million during 1991 and 1990, respectively.

    Term Conversions--During 1990, the Company received $266,000 in assets from Metropolitan Life and $79,000 from Metropolitan Insurance and Annuity Company ("MIAC"), an affiliated company. These amounts are held as additional reserves for Metropolitan Life and MIAC term conversions to Flexible Premium Multifunded Life policies issued by the Company. There were no term conversions in 1991.

                                   APPENDIX A

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account.

OPTION 1. Interest Income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Tower's approval, including a plan involving an affiliated company of Metropolitan Tower.

  Choice of Income Plans. See "Policy Benefits--Optional Income Plans," page 21 and "Policy Rights--Surrenders," page 39, regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Tower's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Tower but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Tower and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

  Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

  Disability Waiver Benefit. This rider waives the entire monthly deduction during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

  Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

  Children's Term Insurance Benefit. This rider provides term insurance on each insured child payable to the child's beneficiary if an insured child dies before the end of coverage on that child (generally at the child's twenty-fifth birthday).

  Spouse Term Insurance Benefit. This rider provides term insurance on the life of the spouse payable to the spouse's beneficiary if the spouse dies prior to age 65 while the rider is in effect.

  Accelerated Death Benefit. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider.

  Upon payment of a portion of the death benefit, the death benefit under the Policy is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Policy in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Policy loan will be deducted from the payment.

  The payment under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

                                   APPENDIX B

    ADDITIONAL ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED
                                    PREMIUMS

  The tables on pages 71 to 78 illustrate the way in which a Policy's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on annual planned premiums (see "Premiums--Premium Limitations," page 23) for a specified face amount of $100,000 for males aged 25 and 40. Each illustration assumes that the insured is in the standard nonsmoker underwriting risk classification. Illustrations for an insured in Metropolitan Tower's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and, therefore, for the minimum death benefit and death benefit Option B, lower death benefits.

  The death benefits and cash values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% and 12% but the rates for each portfolio of the Fund varied above and below such averages.

  Columns on pages 71, 72, 75 and 76 are based on the guaranteed cost of term insurance rates; columns on pages 73, 74, 77 and 78 are based on the current cost of term insurance rates as presently in effect (i.e., the rates in effect as of May 1, 1992) (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate," page 27).

  The amounts shown for the death benefits and cash values take into account the deductions from premiums and the monthly deduction from cash value, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .75% of the average daily value of the assets in the Separate Account attributable to the Policies and the daily charge to the Fund for investment management services equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Series Fund. (See "Charges and Deductions," page 25.)

  Taking account of the charges for mortality and expense risks and investment management services, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.00%, 4.95% and 10.89%, respectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Tower," page
47).

  The second column of the tables shows the amount which would accumulate if an amount equal to the annual target premium were invested to earn interest, after taxes, at 5% compounded annually. The 5% accumulated rate is higher than the 4% rate used in the illustrations on pages 30 to 37 to reflect the higher hypothetical rates of return used in the tables on pages 71 to 78.

  Upon request, Metropolitan Tower will furnish an illustration reflecting the proposed insured's age, sex, the face amount or premium amount requested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES

                            TOTAL CASH VALUE(2)     TOTAL DEATH BENEFIT(2)
                           ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
              PREMIUMS    GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT
  END OF    ACCUMULATED     RATES OF RETURN OF        RATES OF RETURN OF
  POLICY   AT 5% INTEREST ----------------------- --------------------------
   YEAR       PER YEAR      0%     6%      12%       0%       6%      12%
  ------   -------------- ------ ------- -------- -------- -------- --------
 1 .......    $    931    $  190 $   214 $    238 $100,000 $100,000 $100,000
 2 .......       1,909       762     839      920  100,000  100,000  100,000
 3 .......       2,936     1,329   1,497    1,677  100,000  100,000  100,000
 4 .......       4,014     1,893   2,189    2,519  100,000  100,000  100,000
 5 .......       5,146     2,450   2,915    3,453  100,000  100,000  100,000
 6 .......       6,335     3,000   3,676    4,487  100,000  100,000  100,000
 7 .......       7,583     3,541   4,470    5,631  100,000  100,000  100,000
 8 .......       8,894     4,070   5,299    6,895  100,000  100,000  100,000
 9 .......      10,270     4,587   6,162    8,291  100,000  100,000  100,000
10 .......      11,714     5,091   7,060    9,832  100,000  100,000  100,000
15 .......      20,097     7,338  12,071   20,291  100,000  100,000  100,000
20 .......      30,796     8,954  17,950   37,483  100,000  100,000  100,000
25 .......      44,451     9,708  24,763   66,035  100,000  100,000  126,126(3)
40 .......     112,507       206  50,588  313,761  100,000  100,000  382,789(3)

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefits applies; see "Death Benefit Options--Minimum Death Benefit," on page 12 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                           TOTAL CASH VALUE(2)        TOTAL DEATH BENEFIT(2)
                          ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
             PREMIUMS    GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT
 END OF    ACCUMULATED     RATES OF RETURN OF           RATES OF RETURN OF
 POLICY   AT 5% INTEREST -------------------------- -----------------------------
  YEAR       PER YEAR      0%        6%      12%       0%          6%      12%
 ------   -------------- ------    ------- -------- --------    -------- --------
  1 ....     $    931    $  170    $   193 $    216 $100,170    $100,193 $100,216
  2 ....        1,909       740        815      893  100,740     100,815  100,893
  3 ....        2,936     1,305      1,469    1,644  101,305     101,469  101,644
  4 ....        4,014     1,866      2,156    2,478  101,866     102,156  102,478
  5 ....        5,146     2,419      2,875    3,402  102,419     102,875  103,402
  6 ....        6,335     2,964      3,627    4,422  102,964     103,627  104,422
  7 ....        7,583     3,498      4,411    5,549  103,498     104,411  105,549
  8 ....        8,894     4,020      5,226    6,791  104,020     105,226  106,791
  9 ....       10,270     4,529      6,074    8,159  104,529     106,074  108,159
 10 ....       11,714     5,022      6,953    9,665  105,022     106,953  109,665
 15 ....       20,097     7,190     11,794   19,769  107,190     111,794  119,769
 20 ....       30,796     8,656     17,275   35,926  108,656     117,275  135,926
 25 ....       44,451     9,157     23,223   61,835  109,157     123,223  161,835
 40 ....      112,507         0(3)  36,347  277,430        0(3)  136,347  377,430

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Policy Termination and Reinstatement--Termination," on page 24 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                           TOTAL CASH VALUE(2)      TOTAL DEATH BENEFIT(2)
                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
             PREMIUMS    GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF    ACCUMULATED      RATES OF RETURN OF        RATES OF RETURN OF
 POLICY   AT 5% INTEREST ------------------------ --------------------------
  YEAR       PER YEAR      0%      6%      12%       0%       6%      12%
 ------   -------------- ------- ------- -------- -------- -------- --------
 1 ......    $    931    $   203 $   228 $    254 $100,000 $100,000 $100,000
 2 ......       1,909        829     910      995  100,000  100,000  100,000
 3 ......       2,936      1,448   1,626    1,816  100,000  100,000  100,000
 4 ......       4,014      2,063   2,379    2,729  100,000  100,000  100,000
 5 ......       5,146      2,670   3,166    3,739  100,000  100,000  100,000
 6 ......       6,335      3,269   3,992    4,859  100,000  100,000  100,000
 7 ......       7,583      3,859   4,856    6,098  100,000  100,000  100,000
 8 ......       8,894      4,439   5,759    7,469  100,000  100,000  100,000
 9 ......      10,270      5,008   6,702    8,985  100,000  100,000  100,000
10 ......      11,714      5,566   7,686   10,662  100,000  100,000  100,000
15 ......      20,097      8,136  13,256   22,109  100,000  100,000  100,000
20 ......      30,796     10,273  20,060   41,133  100,000  100,000  100,000
25 ......      44,451     11,908  28,419   72,859  100,000  100,000  139,160(3)
40 ......     112,507     11,353  67,502  355,983  100,000  100,000  434,300(3)

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," on page 12 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 25 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                              TOTAL CASH VALUE(2)      TOTAL DEATH BENEFIT(2)
                             ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
               PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
  END OF     ACCUMULATED      RATES OF RETURN OF         RATES OF RETURN OF
  POLICY    AT 5% INTEREST ------------------------- --------------------------
   YEAR        PER YEAR      0%      6%       12%       0%       6%      12%
  ------    -------------- ------- ------- --------- -------- -------- --------
 1 ........    $    931    $   189 $   213 $     238 $100,189 $100,213 $100,238
 2 ........       1,909        814     893       976  100,814  100,893  100,976
 3 ........       2,936      1,432   1,606     1,793  101,432  101,606  101,793
 4 ........       4,014      2,044   2,355     2,700  102,044  102,355  102,700
 5 ........       5,146      2,647   3,137     3,702  102,647  103,137  103,702
 6 ........       6,335      3,243   3,957     4,812  103,243  103,957  104,812
 7 ........       7,583      3,828   4,813     6,038  103,828  104,813  106,038
 8 ........       8,894      4,403   5,706     7,393  104,403  105,706  107,393
 9 ........      10,270      4,965   6,637     8,889  104,965  106,637  108,889
10 ........      11,714      5,515   7,607    10,539  105,515  107,607  110,539
15 ........      20,097      8,024  13,048    21,720  108,024  113,048  121,720
20 ........      30,796     10,048  19,556    39,980  110,048  119,556  139,980
25 ........      44,451     11,496  27,297    69,976  111,496  127,297  169,976
40 ........     112,507      9,617  57,789   334,979  109,617  157,789  434,979

--------
(1) Assumes annual planned premium payments of $887 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES

                                          TOTAL CASH VALUE(2)            TOTAL DEATH BENEFIT(2)
                                         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                            PREMIUMS    GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
         END OF           ACCUMULATED      RATES OF RETURN OF              RATES OF RETURN OF
         POLICY          AT 5% INTEREST ------------------------------ --------------------------------
          YEAR              PER YEAR      0%         6%         12%       0%          6%         12%
         ------          -------------- -------    -------    -------- --------    --------    --------
 1 .....................    $   965     $   113    $   135    $    157 $100,000    $100,000    $100,000
 2 .....................      1,978         547        614         683  100,000     100,000     100,000
 3 .....................      3,042         948      1,087       1,238  100,000     100,000     100,000
 4 .....................      4,159       1,316      1,555       1,823  100,000     100,000     100,000
 5 .....................      5,332       1,649      2,013       2,438  100,000     100,000     100,000
 6 .....................      6,564       1,944      2,460       3,087  100,000     100,000     100,000
 7 .....................      7,857       2,200      2,891       3,770  100,000     100,000     100,000
 8 .....................      9,214       2,414      3,306       4,489  100,000     100,000     100,000
 9 .....................     10,640       2,585      3,701       5,247  100,000     100,000     100,000
10 .....................     12,137       2,708      4,069       6,044  100,000     100,000     100,000
15 .....................     20,822       2,370      5,217      10,544  100,000     100,000     100,000
20 .....................     31,907           0(3)   4,173      15,738        0(3)  100,000     100,000
25 .....................     46,054           0(3)       0(3)   21,074        0(3)        0(3)  100,000

--------
(1) Assumes annual planned premium payments of $919 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Policy Termination and Reinstatement--Termination," on page 24 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                           TOTAL CASH VALUE(2)         TOTAL DEATH BENEFIT(2)
                                          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
         END OF           ACCUMULATED      RATES OF RETURN OF            RATES OF RETURN OF
         POLICY          AT 5% INTEREST ---------------------------- -----------------------------
          YEAR              PER YEAR      0%          6%      12%       0%          6%      12%
         ------          -------------- -------    -------- -------- --------    -------- --------
 1 .....................    $ 1,197     $   268    $    299 $    330 $100,268    $100,299 $100,330
 2 .....................      2,454         896         994    1,095  100,896     100,994  101,095
 3 .....................      3,774       1,489       1,693    1,912  101,489     101,693  101,912
 4 .....................      5,159       2,045       2,394    2,785  102,045     102,394  102,785
 5 .....................      6,614       2,560       3,095    3,717  102,560     103,095  103,717
 6 .....................      8,142       3,035       3,793    4,712  103,035     103,793  104,712
 7 .....................      9,746       3,466       4,486    5,774  103,466     104,486  105,774
 8 .....................     11,430       3,852       5,171    6,908  103,852     105,171  106,908
 9 .....................     13,199       4,191       5,844    8,119  104,191     105,844  108,119
10 .....................     15,056       4,477       6,501    9,410  104,477     106,501  109,410
15 .....................     25,830       4,899       9,232   17,117  104,899     109,232  117,117
20 .....................     39,580       2,955      10,054   26,985  102,955     110,054  126,985
25 .....................     57,129           0(3)    7,003   38,841        0(3)  107,003  138,841

--------
(1) Assumes annual planned premium payments of $1,140 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Policy Termination and Reinstatement--Termination," on page 24 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                               TOTAL CASH VALUE(2)     TOTAL DEATH BENEFIT(2)
                              ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
                 PREMIUMS    GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT
   END OF      ACCUMULATED     RATES OF RETURN OF        RATES OF RETURN OF
   POLICY     AT 5% INTEREST ----------------------- --------------------------
    YEAR         PER YEAR      0%     6%      12%       0%       6%      12%
   ------     -------------- -------------- -------- -------- -------- --------
 1 ..........    $   965     $   90 $   111 $    133 $100,000 $100,000 $100,000
 2 ..........      1,978        628     696      768  100,000  100,000  100,000
 3 ..........      3,042      1,147   1,297    1,458  100,000  100,000  100,000
 4 ..........      4,159      1,648   1,913    2,209  100,000  100,000  100,000
 5 ..........      5,332      2,132   2,548    3,031  100,000  100,000  100,000
 6 ..........      6,564      2,594   3,198    3,925  100,000  100,000  100,000
 7 ..........      7,857      3,030   3,858    4,895  100,000  100,000  100,000
 8 ..........      9,214      3,439   4,530    5,951  100,000  100,000  100,000
 9 ..........     10,640      3,821   5,212    7,100  100,000  100,000  100,000
10 ..........     12,137      4,172   5,901    8,350  100,000  100,000  100,000
15 ..........     20,822      5,476   9,492   16,596  100,000  100,000  100,000
20 ..........     31,907      5,789  13,147   29,738  100,000  100,000  100,000
25 ..........     46,054      4,333  16,140   51,065  100,000  100,000  100,000

--------
(1) Assumes annual planned premium payments of $919 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1) MALE ISSUE AGE 40 STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                              TOTAL CASH VALUE(2)      TOTAL DEATH BENEFIT(2)
                             ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                PREMIUMS    GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
   END OF     ACCUMULATED      RATES OF RETURN OF        RATES OF RETURN OF
   POLICY    AT 5% INTEREST ---------------------------------------------------
    YEAR        PER YEAR       0%      6%      12%      0%       6%      12%
   ------    -------------- -------- ------- ---------------- -------- --------
 1 .........    $ 1,197     $    225 $   255 $   284 $100,225 $100,255 $100,284
 2 .........      2,454          959   1,056   1,156  100,959  101,056  101,156
 3 .........      3,774        1,671   1,881   2,108  101,671  101,881  102,108
 4 .........      5,159        2,360   2,732   3,146  102,360  102,732  103,146
 5 .........      6,614        3,030   3,612   4,284  103,030  103,612  104,284
 6 .........      8,142        3,674   4,515   5,526  103,674  104,515  105,526
 7 .........      9,746        4,287   5,438   6,877  104,287  105,438  106,877
 8 .........     11,430        4,871   6,383   8,351  104,871  106,383  108,351
 9 .........     13,199        5,423   7,347   9,957  105,423  107,347  109,957
10 .........     15,056        5,939   8,329  11,706  105,939  108,329  111,706
15 .........     25,830        8,004  13,523  23,214  108,004  113,523  123,214
20 .........     39,580        8,958  18,981  41,188  108,958  118,981  141,188
25 .........     57,129        8,027  23,817  68,902  108,027  123,817  168,902

--------
(1) Assumes annual planned premium payments of $1,140 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN TOWER OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                       CONTENTS OF REGISTRATION STATEMENT

              REPRESENTATION WITH RESPECT TO FEES AND CHARGES

  Metropolitan Tower represents that the fees and charges deducted under the Policies described in this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Tower under the Policies. Metropolitan Tower bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Tower to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

This amended Registration Statement comprises the following papers and documents:

  The facing sheet.

  Cross-Reference Table.

  The Supplement to the Prospectus, consisting of 29 pages.

  The Prospectus, consisting of 78 pages.

  Undertaking to File Reports, as filed with Pre-Effective Amendment No. 2 to this Registration Statement on November 27, 1985.

  Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, as filed with Pre-Effective Amendment No. 2 to this Registration Statement on November 27, 1985.

  Representation with respect to fees and charges filed herewith.

  The signatures.

  Written Consents of the following persons:

   Anthony E. Amodeo (filed with Exhibit 6 below).

   Deloitte & Touche LLP.

   Freedman, Levy, Kroll & Simonds, as filed with Pre-Effective Amendment No. 2 to this Registration Statement on November 27, 1985.

  The following exhibits:

 1.A (1) --Resolution of Board of
          Directors of
          Metropolitan Tower
          effecting the
          establishment of
          Metropolitan Tower
          Separate Account Two...                         *
     (2) --Not Applicable
     (3) --(a)Amended and Re-
              stated Sales and
              Administrative
              Services Agreement
              between Metropoli-
              tan Life and Metro-
              politan Tower......                (degrees)(degrees)
         --(b)Form of Selected
              Broker Agreement...                (degrees)(degrees)
         --(c)Schedule of sales
              commissions........   (degrees)(degrees)(degrees)(degrees)(degrees)
     (4) --Not Applicable
     (5) --(a)Specimen Flexible
              Premium Multifunded
              Life Insurance Pol-
              icy (including al-
              ternate pages as
              required by state
              law) with form of
              riders.............                         *
         --(b)Amended Specimen
              Flexible Premium
              Multifunded Life
              Insurance Policy...                        **
         --(c)Additional Exchange
              Right Provision
              Rider..............                        ***
         --(d)New York Endorse-
              ment to Flexible
              Premium Multifunded
              Life Insurance Pol-
              icy................                       ****

           --(e)Texas Endorsement
                to Flexible Premium
                Multifunded Life
                Insurance Policy...                       *****
           --(f)Additional alter-
                nate pages required
                by state law.......       (degrees)(degrees)(degrees)(degrees)
           --(g)Additional alter-
                nate pages required
                by state law.......   (degrees)(degrees)(degrees)(degrees)(degrees)
           --(h)Riders for Acceler-
                ated Death Benefit.                        +++
       (6) --(a)Certificate of In-
            corporation of Metro-
            politan Tower..........                         *
           --(b)By-laws of Metro-
            politan Tower..........                         *
       (7) --Not Applicable
       (8) --Agreement dated June
            3, 1982 between
            Metropolitan Life and
            Metropolitan Tower.....                         *
       (9) --Not Applicable
      (10) --Revised Application
            Form for Flexible Pre-
            mium Multifunded Life
            Insurance Policy and
            Form of Receipt and
            Temporary Insurance
            Agreement..............                        ***
    2.     --See Exhibit 1.A(5)
            above
    3.     --Opinion and consent of
            Counsel as to the le-
            gality of the securi-
            ties being registered..                        ***
    4.     --Not Applicable
    5.     --Not Applicable
    6.     --Opinion and consent of
            Anthony E. Amodeo......                       ++++
    8.     --Powers of Attorney....                     (degrees)
    9.     --Method of Computing
            Exchange pursuant to
            Rule 6e-
            3(T)(b)(13)(v)(B) under
            the Investment Company
            Act of 1940 (not
            required because there
            will be no cash value
            adjustments)
   11.     --(a)Memorandum describ-
                ing certain issu-
                ance procedures
                filed pursuant to
                Rule 6e-
                3(T)(b)(12)(iii)...            (degrees)(degrees)(degrees)
           --(b)Second memorandum
                describing certain
                procedures filed
                pursuant to Rule
                6e-
                3(T)(b)(12)(iii)...   (degrees)(degrees)(degrees)(degrees)(degrees)
           --(c)Additional memo-
                randa describing
                certain procedures
                filed pursuant to
                Rule 6e-
                3(T)(b)(12)(iii)...                        ++
   27.     --Financial Data Sched-
            ule....................                         +

--------

  + Filed herewith.
   Incorporated by reference to the initial filing of this Registration Statement on December 21, 1984.
   *
  **
   Incorporated by reference to the filing of Pre-Effective Amendment No. 1 to this Registration Statement on September 5, 1985.
 ***
   Incorporated by reference to the filing of Pre-Effective Amendment No. 2 to this Registration Statement on November 27, 1985.

****
   Incorporated by reference to the filing of Post-Effective Amendment No. 2 to this Registration Statement on July 9, 1986.
   Incorporated by reference to the filing of Post-Effective Amendment No. 4 to this Registration Statement on October 31, 1986.
*****




(degrees)
     [/R]
   A Power of Attorney for Alan E. Lazarescu was filed with the filing of Post-Effective Amendment No. 12 to this Registration Statement on April 3, 1992. Powers of Attorney for Anthony E. Amodeo and Harold B. Leff were filed with this Post-Effective Amendment No. 14 to the Registration Statement. Powers of Attorney for David A. Levene, Susan M. Ende, Pauline Wittenberg and Stanley Saunders are filed with this Post-Effective Amendment No. 15 to the Registration Statement.
   Incorporated by reference to the filing of Pre-Effective Amendment No. 1 to this Registration Statement of Separate Account Two (File No. 33-12302) on June 3, 1987.
(degrees)(degrees)
(degrees)(degrees)(degrees)
   Incorporated by reference to the filing of Post-Effective Amendment No. 7 to this Registration Statement on December 21, 1987.
(degrees)(degrees)(degrees)(degrees)
   Incorporated by reference to the filing of Post-Effective Amendment No. 8 to this Registration Statement on March 28, 1988.
   Incorporated by reference to the filing of Post-Effective Amendment No. 9 to this Registration Statement on March 1, 1989.
(degrees)(degrees)(degrees)(degrees)(degrees)
  ++
   Incorporated by reference to the filing of Post-Effective Amendment No. 10 to this Registration Statement on April 26, 1990.
 +++
   Incorporated by reference to the filing of Post-Effective Amendment No. 11 to this Registration Statement on March 1, 1991.




++++
[/R]
   Incorporated by reference to the filing of Post-Effective Amendment No. 14 to this Registration Statement on April 22, 1994.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN TOWER LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 30TH DAY OF APRIL, 1997.

                                          METROPOLITAN TOWER LIFE INSURANCE
                                           COMPANY
(Seal)

                                              /s/ Alan E. Lazarescu, Esq.
                                           By: ________________________________
                                                    ALAN E. LAZARESCU, ESQ.

                                                      VICE-PRESIDENT

     /s/ Robin Wagner, Esq.
Attest: _____________________________

       ROBIN WAGNER, ESQ.
         ASSISTANT SECRETARY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

         SIGNATURE AND TITLE

*
      /s/ David A. Levene
-------------------------------------

        David A. Levene

Chairman of the Board, President and
    Chief Executive Officer

*
     /s/ Anthony E. Amodeo
-------------------------------------
          Anthony E. Amodeo
              Director

*
       /s/ Susan M. Ende
-------------------------------------

         Susan M. Ende
              Director

*
       /s/ Harold B. Leff
-------------------------------------
           Harold B. Leff
              Director

     /s/ Alan E. Lazarescu

*
-------------------------------------
          Alan E. Lazarescu
              Director

*
     /s/ Pauline Wittenberg
-------------------------------------

       Pauline Wittenberg
              Director

*
      /s/ Stanley Saunders
-------------------------------------

        Stanley Saunders
    Vice-President and Controller
 (Principal Financial and Accounting
              Officer)

   /s/ Christopher P. Nicholas, Esq.               April 30, 1997

*By _________________________________
     Christopher P. Nicholas, Esq.
           ATTORNEY-IN-FACT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN TOWER SEPARATE ACCOUNT TWO CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 30TH DAY OF APRIL, 1997.

                                          METROPOLITAN TOWER SEPARATE ACCOUNT
                                          TWO
                                                (REGISTRANT)

                                           By: METROPOLITAN TOWER LIFE
                                               INSURANCE COMPANY
                                                       (DEPOSITOR)
(Seal)

                                                  /s/ Alan E. Lazarescu, Esq.

                                             By: ______________________________
                                                    ALAN E. LAZARESCU, ESQ.

                                                      VICE-PRESIDENT

     /s/ Robin Wagner, Esq.
Attest: _____________________________

       ROBIN WAGNER, ESQ.
         ASSISTANT SECRETARY

                       INDEPENDENT AUDITORS' CONSENT

Metropolitan Tower Life Insurance Company:

  We consent to the use in this Post-Effective Amendment No. 15 to the Registration Statement No. 2-95019 of Metropolitan Tower Separate Account Two on Form S-6 of our report dated February 28, 1997 relating to Metropolitan Tower Separate Account Two appearing in the Prospectus Supplement, which is a part of such Registration Statement, our report dated April 4, 1997 relating to Metropolitan Tower Life Insurance Company also appearing in the Prospectus Supplement, and to the reference to us under the heading "Experts" in such Prospectus Supplement.

Deloitte & Touche LLP

New York, New York

April 28, 1997